Exhibit D-1



                  NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                  ------------------------------------------
                     PETITION TO THE NEW YORK STATE PUBLIC
                     -------------------------------------
                     SERVICE COMMISSION FOR AUTHORIZATION
                     ------------------------------------
                  TO ISSUE $200,000,000 OF PROMISSORY NOTES,
                  ------------------------------------------
                     AND TO ASSUME THE COSTS AND BENEFITS
                     ------------------------------------
                    OF CERTAIN DERIVATIVE INSTRUMENTS, FOR
                    --------------------------------------
                           CALENDAR YEARS 1997-1999
                           ------------------------

                           [ ][ ][ ]  [ ][ ]  [ ][ ]  [ ][ ][ ][ ][ ][ ][ ]

                                  STATE OF NEW YORK
                              PUBLIC SERVICE COMMISSION
                           NOTICE OF PROPOSED AGENCY ACTION

          DIRECTIONS:  ALL ITEMS MUST BE COMPLETED

               Pursuant to the provisions of the State Administrative Procedure Act, NOTICE is hereby given of the following proposed agency action:

          1. PROPOSED ACTION: Petition of National Fuel Gas Distribution Corporation ("Distribution") to issue promissory notes in the aggregate principal amount of not more than $200,000,000, and enter into agreements concerning derivative transactions in notional amounts not to exceed $350,000,000 at any one time outstanding, which petition the Public Service Commission may approve, reject or modify with or without public hearings.


          2.   STATUTORY AUTHORITY UNDER WHICH ACTION IS PROPOSED:

               PUBLIC SERVICE LAW SECTION 69


          3. SUBJECT MATTER TO WHICH ORDER RELATES: Issuance of promissory notes and entering into agreements concerning derivative transactions for a 24-month period beginning with the date of the order.


          4. PURPOSE OF ORDER: To authorize the issuance of the above notes and the application of the proceeds thereof for various purposes, including repayment of existing debt, construction expenditures, and for general corporate purposes, and to authorize entering into agreements concerning derivative transactions.


          5.   TERMS OF PROPOSED AGENCY ACTIONS

               CHECK APPLICABLE BOX:

               (  ) The proposed rule, amendment, suspension, or repeal
                    contains 2,000 words or less. The original ribbon copy of the express terms of the proposed action is a part of this notice and is attached to this form. The typing for the express terms conforms to the instructions presented in section 260.2 of Title 19 of the Official Compilation of Codes, Rules and Regulations of the State of New York.

               (  ) The proposed rule, amendment, suspension of repeal
                    contains more than 2,000 words. The original ribbon copy of a description of the substance of the proposed action is a part of this notice and is attached to this form. The typing for the description of the substance conforms to the instructions presented in section 260.2 of Title 19 of the Official Compilation of Codes, Rules and Regulations of the State of New York.

               (  ) Pursuant to section 202(6)(b) of the State
                    Administrative Procedure Act, the agency elects to print a description of the subject, purpose and substance of the proposed agency action. The description contains less than 2,000 words. The original ribbon copy of the description is attached to this form. The typing for the description conforms to the instructions presented in section 260.2 of Title 19 of the Official Compilation of Codes, Rules and Regulations of the State of New York.

          6.   NAME OF AGENCY REPRESENTATIVE Hon. John C. Crary
                                             Governor George E. Pataki
                    Office Address           State of New York
                                             Empire State Plaza
                                             Albany, NY  12223
                    Telephone Number         (518) 474-1902


          7.  Regulatory impact statement (check applicable box):

          [ ] A consolidated regulatory impact statement is submitted with this notice and is being used because:

                    [ ] The proposed action is one of a series of closely related and simultaneously proposed rules.

                    [ ] The proposed action is one of a series of virtually identical rules proposed during the same year.

          [ ] A regulatory impact statement of 2,000 words or less is submitted with the notice.

          [ ] Because the text of the regulatory impact statement exceeds 2,000 words, a summary is submitted with this notice.

          [ ] A regulatory impact statement is not submitted with this notice and is not required because:

                    [ ]  The proposed action is a technical amendment.
                    [ ] The action is proposed solely to comply with the plain language requirement of Executive Order No. 100.

          [ ] A regulatory impact statement is not submitted with this notice because proposed action is subject to a consolidated regulatory impact statement that was previously printed on page ___ of issue _________________, Volume _______________, date ____________ of the State Register.

          [ ] A regulatory impact statement is not submitted with this notice because the proposed action is within the definition contained in Section 102(2)(a)(ii) of the State Administrative Procedure Act and was initially proposed by the regulated entity to which the proposal would apply.


          8.   Check box and complete as applicable:

          [ ]  A public hearing is required by law and will be held at
               _____ a.m./p.m. on _________________ 19__ at _____________
               ____________________________________________________________
               ____________________________________________________________
               ____________________________.

          [ ]   A public hearing is not required by law, and a public
               hearing has not been scheduled.

          [ ]  A public hearing is not required by law, but a public hearing will be held at _____ a.m./p.m. on ________________
               19__ at
               ____________________________________________________________
               ____________________________________________________________.


          9.   DATE, VIEWS OR ARGUMENTS MAY BE SUBMITTED TO:

               Name of Agency Representative:
                                                ___________________________

               Office Address:
                                                ___________________________

                                                ___________________________

                                                ___________________________

               Telephone Number:
                                                ___________________________


          10.  ADDITIONAL MATTER REQUIRED BY STATUTE:

               [ ]  Check box if not applicable.


          I have reviewed this form and the information submitted with it. The information contained in this notice is correct to the best of my knowledge.

          I have reviewed Article 2 of the State Administrative Procedure Act and Parts 260, 261, 262 and 263 of Title 19 of the Official Compilation of Codes, Rules and Regulations of the State of New York, and I hereby certify that this notice complies with all applicable provisions.


          This notice was prepared by:
                                      ______________________________________
                                                  Signature


               Name            ____________________________________
               Title:          ____________________________________
               Address:        ____________________________________
                               ____________________________________

               Dated:          ____________________________________
               Telephone:      ____________________________________


          PLEASE READ BEFORE SUBMITTING THIS NOTICE.

          One copy of the notice with the original signature plus two other copies of the notice must be submitted to the State Register, Department of State, 162 Washington Avenue, Albany, NY 12231.

                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------

                        PETITION TO THE NEW YORK STATE PUBLIC
                        -------------------------------------

                         SERVICE COMMISSION FOR AUTHORIZATION
                         ------------------------------------

                      TO ISSUE $200,000,000 OF PROMISSORY NOTES,
                      ------------------------------------------

                       AND TO ASSUME THE COSTS AND BENEFITS OF
                       ---------------------------------------

                         CERTAIN DERIVATIVE INSTRUMENTS, FOR
                         -----------------------------------

                               CALENDAR YEARS 1997-1999
                               ------------------------

          STATE OF NEW YORK PUBLIC SERVICE COMMISSION
          DEPARTMENT OF PUBLIC SERVICE

          ============================================

               In the Matter of the Application      :      AFFIDAVIT IN
                                                             SUPPORT OF
                           -of-                      :        PETITION

          NATIONAL FUEL GAS DISTRIBUTION CORPORATION,:
          to the Public Service Commission, for
          authorization to issue and sell promissory :
          notes in the aggregate principal amount of
          not more than $200,000,000, and to assume  :
          the costs and benefits of certain
          derivative instruments.                    :

          ============================================



          STATE OF NEW YORK   )
                              )    ss.
          COUNTY OF ERIE      )

                    J. P. PAWLOWSKI, being duly sworn deposes and says:

          1. That he is Treasurer and principal accounting officer of NATIONAL FUEL GAS DISTRIBUTION CORPORATION, the Petitioner named in the above-entitled Petition, and as the principal accounting officer of the said corporation is personally familiar with the accounts, records and matters involved in this proceeding;

          2. That he has read the above-entitled Petition, that to the best of his knowledge, information and belief the averments of the same are true, and that Schedules A through J annexed to said Petition are true and correct according to the accounts and records of National Fuel Gas Distribution Corporation;

          3. That the accounts of National Fuel Gas Distribution Corporation are kept in accordance with the order or orders of the Commission applicable thereto;

          4. That he has read the foregoing statement of proposed expenditures for construction, completion and improvement of facilities as detailed in Schedule G and that no part of the said proposed expenditures is, in whole or in part, reasonably chargeable to Operating Expenses or Income.




                                   /s/ J.P. Pawlowski
                                   ___________________________________
                                               Treasurer



          Sworn to before me this
          7th day of March, 1997



          /s/ Delores P. Connors
          ______________________________
          Notary Public in and for the
          County of Erie, New York

          STATE OF NEW YORK PUBLIC SERVICE COMMISSION
          DEPARTMENT OF PUBLIC SERVICE


          ============================================

               In the Matter of the Application      :

                              -of-                   :
                                                              PETITION
          NATIONAL FUEL GAS DISTRIBUTION CORPORATION,:        CASE NO. ___
          to the Public Service Commission, for
          authorization to issue and sell promissory :
          notes in the aggregate principal amount of
          not more than $200,000,000, and to assume  :
          the costs and benefits of certain
          derivative instruments.                    :

          ============================================


          TO THE PUBLIC SERVICE COMMISSION OF THE STATE OF NEW YORK:


          The petition of NATIONAL FUEL GAS DISTRIBUTION CORPORATION respectfully alleges:


          1. The name of your petitioner is National Fuel Gas Distribution Corporation, whose principal place of business is 10 Lafayette Square, Buffalo, New York 14203. (National Fuel Gas Distribution Corporation is, throughout this Petition and its exhibits, sometimes referred to as either "Petitioner" or "Distribution.") We respectfully request all communications and reports relative to this petition be addressed to Mr. R. J. Tanski, Vice President and Controller of Distribution, at said address.

          2. Petitioner is a domestic corporation, incorporated on April 11, 1973, as NFG Gas Corporation. The Certificate of Amendment of its Articles of Incorporation by which its name was changed from NFG Gas Corporation to National Fuel Gas Distribution Corporation was filed with the Secretary of State of the State of New York on July 3, 1974. A copy of that Certificate of Amendment was filed in Case 26434.

          3. Petitioner is the successor to the gas distribution operations of Iroquois Gas Corporation, Pennsylvania Gas Company and United Natural Gas Company pursuant to a corporate reorganization effective July 1, 1974, approved by this Commission by order issued June 21, 1974 in Case 26434.

          4. A copy of Petitioner's Articles of Incorporation and Bylaws as amended on March 15, 1974 were filed in Case 26434. Bylaw amendments dated September 17 and October 15, 1974 were filed in Case 26978. Bylaw amendments dated May 28, 1976, September 15, 1978, December 21, 1978, December 15, 1980 and September 28, 1981 were filed in Case 28657. Bylaw amendments after September 28, 1981 were filed in Case 29360. Bylaw amendment effective December 16, 1994 was filed in Case 95G0090. (See Schedule I.)

          5. Petitioner has authorized capital stock consisting of 2,000 shares with no par value per share, of which 2,000 shares are now issued and outstanding.

          6. Petitioner is a wholly owned subsidiary of National Fuel Gas Company ("National"). Petitioner proposes to issue, as part of this financing, promissory notes to National in the principal amount of not more than $200,000,000 applying the proceeds from the sale of such notes to (i) fund, in part, Petitioner's construction programs for calendar years 1997,1998 and 1999, (ii) use for general corporate purposes, (iii) decrease short-term debt balances incurred to finance previous years' construction programs, and (iv) repay notes issued by Petitioner to National in exchange for loans from National to Petitioner made in connection with the issue and sale by National of its 6.54% medium-term notes (MTN's) due November 5, 1997, and its 5.72% MTN's due March 1, 1999. Petitioner will be required to pay National $7,000,000 in 1997 and $50,000,000 in 1999, to repay
          National's loan to Petitioner using all or some of the proceeds of such MTN issues.

                    Distribution's New York Public Service Commission's current authorization to issue promissory notes expires on April 19, 1997 and the Pennsylvania Public Utility Commission ("PaPUC") current authorization expires on March 31, 1997. A Securities Certificate will also be filed with the PaPUC requesting authorization to issue promissory notes in the aggregate amount of $200,000,000, for a 24-month period beginning with the date of the order.

                    National is authorized by the Securities and Exchange Commission ("SEC") File No. 70-8541, to issue up to $350,000,000 of debentures and/or MTN's in the aggregate, prior to December 31, 1997. The current unused portion of this authorization is $150,000,000. A copy of all filings and amendments, and SEC authorizations, in said file, is enclosed with this petition as Schedule J. In the fall or summer of 1997, National, along with Distribution and certain other subsidiaries of National, plan to seek further SEC authorization to issue up to $500,000,000 of debentures and/or MTN's in the aggregate. It is currently anticipated that such authorization, if obtained, would include the authorization for National to lend up to $200,000,000 of the proceeds of such issuances to Distribution, and for Distribution to issue promissory notes to National, through December 31,1999, or for such other period as the parties may request and the SEC may authorize.

                    Once requisite orders from the New York Public Service Commission and the PaPUC have been received, the issuance of debentures or MTN's by National and promissory notes by Distribution will occur from time-to-time based upon market conditions during the 24-month period beginning on the date of the orders.

          7. The following schedules are appended hereto and made a part hereof:

                    Schedule A - Statement of the Financial Condition
                    ----------   of Petitioner at September 30, 1996.

                    Schedule B - Balance Sheets of Petitioner at
                    ----------   September 30, 1994 and September 30, 1996.

                    Schedule C - Statement showing the balances in
                    ----------   Operating Property Accounts by Subaccounts
                                 at September 30, 1995 through September
                                 30, 1996.

                    Schedule D - Analysis of Retirements showing book
                    ----------   cost of each credit to Operating Property
                                 Accounts, debit to Depreciation Reserve or Other Accounts, Cost of Removal and
                                 Salvage during the twelve-month periods
                                 ended September 30, 1995 and 1996.

                    Schedule E - Analysis of Credits to Depreciation
                    ----------   Reserve for the twelve-month periods ended
                                 September 30, 1995 and 1996.

                    Schedule F - Reimbursement Margin for the period
                    ----------   September 30, 1994 through September 30,
                                 1996.

                    Schedule G - Statement of Funds Required and Source of
                    ----------   Funds to meet proposed financing for the
                                 twelve-month periods ended December 31,
                                 1997, 1998 and 1999; Capital Expenditure
                                 Programs for the calendar years 1997, 1998 and 1999.

                    Schedule H - Agreements between Petitioner and National
                    ----------   Fuel Gas Company including forms of Credit
                                 Agreement, Note and Derivative Agreement.

                    Schedule I - Bylaw Amendments.
                    ----------

                    Schedule J - SEC Form U-1 and authorization.
                    ----------

          8. The costs incurred by National in issuing debentures and/or MTN's, the proceeds of which are then lent to Petitioner, are expected to be incorporated into the interest rate. (See

          Schedule J for further details.) Debt related expenses other than interest and underwriters' or agents' commissions are not expected to exceed $1,200,000.

          9. The book cost of Petitioner's utility property represents the original cost thereof as that term is defined in Section 31.1, subdivision (f), of the Rules of Procedure of the Commission and does not include any amount for a franchise, consent or right to operate as a public utility.

          10. No franchise or any right to own, operate or enjoy any franchise or any contract for consolidation or lease is proposed to be capitalized directly or indirectly in connection with the transaction herein set forth.

          11. National may also from time-to-time enter into or terminate agreements providing for interest rate swaps, caps, collars and floors (collectively, "derivative instruments"), during the 24-month period beginning on the date of the order. For example, National may enter into an interest rate swap agreement with a counterparty, whereby National would pay a fixed interest rate and receive a floating interest rate. Conversely, National may enter into a swap agreement whereby it would pay a floating rate and receive a fixed rate. National may also enter into agreements concerning other derivative instruments in connection with such swaps or its new or existing debt. The purpose of such agreements would be, respectively, to "convert" floating rate interest payments to fixed rate payments, to "convert" fixed rate interest payments to floating rate payments, or to limit the risk of interest rate changes.

                    If National enters into any such agreements concerning derivative instruments, Distribution may enter into agreements with National by which it would agree to assume the costs and benefits of National's derivative instruments, and thus effectively "convert" its floating rate interest payments to fixed rate payments, "convert" its fixed rate interest payments to floating rate payments, or limit the risk of interest rate changes.

                    The SEC authorization referenced in paragraph 6 of the Petition also includes SEC authorization to enter into agreements respecting up to $350,000,000 notional amount of interest rate swaps, caps, collars and floors. The notional amount of the derivative instruments that may be obtained by National, and the costs and benefits of which may be assumed by Distribution, shall not exceed $350,000,000 at any one time outstanding. The ceiling on Distribution's assumption of the costs and benefits of such derivative instruments exceeds the ceiling on the amount of Distribution's promissory notes because the derivative instruments may pertain to Distribution's existing debt as well as future debt that Distribution may incur. The SEC authorization referenced in Paragraph 6 expires on December 31, 1997. However, National, along with Distribution and certain other subsidiaries of National, plan to seek further SEC authorization with respect to the issuance of derivative instruments not to exceed $500,000,000 at any one time outstanding, at the same time as they file for authorization respecting up to $500,000,000 of debentures and/or MTN's in the aggregate, later in 1997. This authorization, if obtained, would include the authorizations described in this paragraph 11, and would exist through December 31, 1999, or for such other period as the parties may request and the SEC may authorize.

                    See Schedule H for the form of agreement to be used in the event National enters into, and Distribution assumes the costs and benefits of, agreements concerning such derivative instruments. See Schedule J for a more detailed description of the purposes for which National and Distribution may enter into such agreements, as well as several examples of how such transactions work.

                    Note that Distribution is not, through this Financing Petition, seeking the recovery in rates of the costs associated with such derivative instruments. Distribution is only hereby requesting authorization to assume the costs and benefits of such derivative instruments in the same manner as approved by the Commission in Case 95-G-0090.

          12. If Distribution assumes the costs and benefits of any derivative instruments, those costs and benefits will affect its retained earnings, but from a pure accounting standpoint, the outstanding notional amount of those derivative instruments will have no effect on Distribution's capital structure.

                    WHEREFORE, Petitioner respectfully requests the Commission to issue an order: (1) authorizing the issuance and sale by Petitioner from time-to-time, for a 24-month period beginning on the date of the order, at Petitioner's option, of $200,000,000 principal amount of promissory notes in accordance with the terms of the Agreement between Petitioner and National (Schedule H); (2) authorizing Petitioner from time-to-time, for a 24-month period beginning on the date of the order, to apply not more than $200,000,000 of the proceeds of the sale of such notes toward (a) reimbursement of its treasury for equivalent moneys expended during the above 24-month period, for capital purposes;
          (b) repayment of notes issued by Petitioner to National in exchange for loans from National to Petitioner in connection with the issue and sale by National of its 6.54% MTN's due November 5, 1997 and its 5.72% MTN's due March 1, 1999 (Petitioner will be required to pay National $7,000,000 in 1997 and $50,000,000 in

          1999 to repay National's loans to Petitioner using some of the proceeds of such MTN issues); (c) payment for gross additions during calendar years 1997, 1998 and 1999 to utility plant used and useful in the public service over and above additions constructed through funds originating from credits to the depreciation reserve and net salvage; (d) use for other corporate purposes; and (e) reduction of short-term debt balances incurred to finance previous years' construction programs; with the provision that temporary withdrawals of all or a portion of said $200,000,000 from a special fund may be made during the 24-month period beginning with the date of the order, provided such temporary withdrawals are restored to said special fund not later than 24 months after the date of the order; and (3) authorizing Petitioner to enter into or terminate agreements with National whereby Petitioner will assume the costs and benefits of agreements providing for derivative instruments, during the 24-month period beginning on the date of the order. The notional amount of the derivative instruments whose costs and benefits may be assumed by Petitioner shall not exceed $350,000,000 at any one time outstanding.

                    Because of National's anticipated financing schedule, we respectively request Commission approval of this petition within sixty days of the filing date.


          Dated     March 7, 1997            Respectfully Submitted,

                                             National Fuel Gas Distribution
                                             Corporation



                                             By:  /s/ P.C. Ackerman
                                                 --------------------------
                                                         President

          STATE OF NEW YORK   )
                              )    ss.
          COUNTY OF ERIE      )


               P.C. ACKERMAN, being duly sworn, deposes and says that he is President of NATIONAL FUEL GAS DISTRIBUTION CORPORATION, the Petitioner named in the foregoing petition; that he has read the petition and knows the contents thereof; and that the same is true to the best of his knowledge and belief.



                                             By:  /s/ P.C. Ackerman
                                                 --------------------------
                                                         President


          Sworn to before me this
          7th day of March, 1997



          /s/ Delores P. Connors
          ----------------------------
          Notary Public in and for the
          County of Erie, New York

                                                               SCHEDULE A
                                                               Sheet 1 of 8


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                STATEMENT OF FINANCIAL CONDITION AT SEPTEMBER 30, 1996
                ------------------------------------------------------
              PURSUANT TO SECTION 18.1 OF THE RULES OF PROCEDURE OF THE
              ---------------------------------------------------------
                              PUBLIC SERVICE COMMISSION
                               ------------------------


          (a) Amount and classes of capital stock authorized by Certificate of Incorporation.

                    Common Stock No Par Value          2,000 Shares

          (b)  Capital Stock - authorized by the Public Service Commission.

                         Case Number              Date of Order
                         -----------              -------------
                            26434                 June 21, 1974

          (c)  Class and amount of stock issued and outstanding:

               (1)  2,000 shares common stock:
                    (a)  No par value
                    (b)  $59,170,600 actually paid for such stock
                    (c)  Premium on capital stock $68,500

          (d)  Not applicable.

          (e)  Not applicable.

          (f)  Notes authorized by the Public Service Commission.

                                                              Maximum
                                                             Principal
          Case Number             Date of Order                Amount
          -----------             -------------             ------------

             26434              June 21, 1974               $108,781,700
             26715              September 24, 1974            21,000,000
             26847              May 28, 1975                  31,000,000
             26978              April 28, 1976                26,500,000
             27131              March 15, 1977                36,000,000
             27329              November 28, 1978              2,318,500
             27564              July 19, 1979                 35,500,000
             28657              December 7, 1983              50,000,000
             29360              September 11, 1986           100,000,000
             89G047             June 8, 1989                 150,000,000
             91G0750            January 9, 1992              100,000,000
             91G1327            March 12, 1992               150,000,000
             93G0154            May 13, 1993                 250,000,000
             95G0090            May 5, 1995                  250,000,000

                                                            SCHEDULE A
                                                            Sheet 2 and 8


          (g)  Not Applicable.

          (h)  Not Applicable.

          (i)  Advances from each affiliated interest.

               Promissory notes issued by Distribution to National Fuel Gas Company and currently outstanding as of September 30, 1996:

                                                        Principal Amount
                                                        ----------------
        Case                           Interest
       Number        Term of Notes       Rate        Issued        Outstanding
       ------        -------------     --------      ------        -----------
       91G0750      $100,000,000
                    principal amount
                    matures on
                    February 1, 2004     7.99%     $100,000,000    $100,000,000

       91G1327      $7,000,000 principal
                    amount matures on
                    November 5, 1997     6.54         7,000,000       7,000,000

                    $50,000,000 principal
                    amount matures
                    February 4, 2000     6.71        50,000,000      50,000,000

                    $49,000,000 principal
                    amount matures
                    March 30, 2023       7.46        49,000,000      49,000,000

       93G0154      $20,000,000 principal
                    amount matures on
                    July 15, 2024        8.55        20,000,000      20,000,000

       95G0090      $50,000,000 principal
                    amount matures on
                    June 13, 2025        7.50        50,000,000      50,000,000

                    $50,000,000 principal
                    amount matures on                50,000,000      50,000,000
                    March 1, 1999        5.72      ------------    ------------

                                                   $326,000,000    $326,000,000
                                                   ============    ============
       Payable to Associated Companies
        - Working Capital Requirements                             $114,000,000
          System Money Pool*                                       ============

       Other Indebtedness to each
       affiliated interest.
        National Fuel Gas Company                                  $  6,765,191
        National Fuel Gas Supply
        Corporation                                                   6,739,593
        Seneca Resources Corporation                                      3,392
        Data-Track Account Services,                                     32,404
        Inc.                                                       ------------
        National Fuel Resources, Inc.                                      (970)
                                                                   ------------

                                                                   $ 13,539,610
                                                                   ============

                                                            SCHEDULE A
                                                            Sheet 3 of 8


          (j)  Other Indebtedness
                   Other Long-Term Debt                    $   430,285
                   Accounts Payable                         39,147,736
                   Customer Deposits                         4,287,077
                   Taxes Accrued                            11,327,244
                   Tax Collections Payable                   1,482,568
                   Interest Accrued                           (27,059)
                   Dividends Declared                        9,106,000
                   Customers' Advances for Construction 1,643,713 Miscellaneous Current and
                     Accrued Liabilities                    26,627,879
                                                           -----------

                                                           $94,025,443
                                                           ===========

          (k) Interest accrued during the year ended September 30, 1996 at each of the several rates required by the terms of the outstanding indebtedness.

                                                     Rate           Amount
                                                     ----           ------

               Notes Payable                        9.03%       $   257,606
               Notes Payable                        9.03            154,513
               Notes Payable                        9.00            173,250
               Notes Payable                        7.99          7,990,000
               Notes Payable                        6.54            457,800
               Notes Payable                        6.71          3,355,000
               Notes Payable                        7.46          3,655,400
               Notes Payable                        8.55          1,710,000
               Notes Payable                        7.50          3,750,000
               Notes Payable                        5.72          1,668,333
               System Money Pool*                      *          3,620,199
               Customer Deposits (Pennsylvania)       **             64,807
               Customer Deposits (New York)          ***            165,604
                                                                -----------

                                                                $27,022,512
                                                                ===========

            * The System Money Pool is an arrangement whereby National Fuel Gas Company (National) raises all of the short-term debt capital needed by certain of its subsidiaries, by issuing commercial paper and/or bank notes. National then lends the proceeds therefrom to such subsidiaries, at cost. In addition, excess funds from participating subsidiaries may be lent, through the System Money Pool, to other participating subsidiaries. The subsidiaries participating in the System Money Pool from time-to-time are National Fuel Gas Distribution Corporation, National Fuel Gas Supply Corporation, Seneca Resources Corporation, Highland Land and Minerals, Inc., Leidy Hub Inc., Data-Track Account Services, Inc., National Fuel Resources, Inc., and Horizon Energy Development, Inc. Requests by participating subsidiaries for short-term loans are met from Money Pool sources in the following order: (1) surplus funds of any of the subsidiaries; (2) surplus funds of National; and (3) proceeds from National's sale of commercial paper and bank borrowings. The interest rate applicable to all loans of surplus funds through the Money Pool is the rate for highgrade and unsecured 30-day commercial paper sold through dealers by major corporations as quoted in The Wall Street
                                                           ---------------
               Journal.  If external funds make up all of the funds
               -------
               available in the Money Pool, or when both surplus funds from National and other participating subsidiary companies and external funds are concurrently borrowed through the Money Pool, the interest rate applicable to all such borrowings and payable by borrowing subsidiary companies will be equal to National's net cost for such external borrowings.

                                                           SCHEDULE A
                                                           Sheet 4 of 8

           **  Residential Rate
                  October 1, 1994 - April 13, 1995          11.00%
                  April 14, 1995 - December 31, 1995         5.77%
                  January 1, 1996 - September 30, 1996       5.24%

               Non Residential Rate
                  October 1, 1994 - September 26, 1995       9.00%
                  September 27, 1995 - September 30, 1996    6.00%

          ***  Residential and Non Residential Rates
                  October 1, 1994 - December 31, 1994        3.70%
                  January 1, 1995 - December 31, 1995        5.75%
                  January 1, 1996 - September 30, 1996       4.90%

          (l) Rate and amount of dividends declared upon National Fuel Gas Distribution Corporation Capital Stock and the amount of dividends paid during the twelve months ending September 30, 1996:

                                 Dividends Declared
                                 ------------------
                                                              Dividends
                               Rate            Amount            Paid
                               ----            ------            ----

        Common Stock         $18,212        $36,424,000      $35,710,000



  (m)  (1)  Contingent Assets                                     None

            Contingent Liabilities                                None

       (2)  Unpaid Cumulative Accrued Dividends                   None


  (n)  Analysis of Other Paid-In Capital as of
       September 30, 1996
          Allocated to National Fuel Gas
            Distribution Corporation (PSC Case
            26434)                                       $    607,184
          Cancellation of Notes Payable to
            National Fuel Gas Company                       3,500,000
          Donation Received from National Fuel Gas        117,492,500
            Company                                      ------------
                                                         $121,599,684
                                                         ============

                                                           SCHEDULE A
                                                           Sheet 5 of 8



  (o)  (1)  Deferred Debits to be Amortized
                Balance at September 30, 1996
                NYPSC Assessment                         $    674,132
                Deferred Gas Costs                         (1,081,082)
                Savings Power                                (591,442)
                ULIEEP                                       (159,345)
                Unamortized Debt Expense                   15,916,274
                Take-or-Pay Charges-NY                         (3,622)
                Take-or-Pay Charges-PA                       (404,942)
                FASB 109 Asset - NY                        56,147,452
                FASB 109 Asset - PA                        27,965,208
                OPEB - NY                                    (519,576)
                OPEB - PA                                      66,740
                Transition Costs - NY                      10,203,371
                Transition Costs - PA                       4,824,152
                Environmental Cleanup                       7,696,692
                TGX Litigation Payment                        545,091
                LIRA                                           31,513
                                                             (417,568)
                NY Sales/Use Tax and Assessment          ------------

                                                         $120,893,048
                                                         ============
       (2)  Deferred Credits to be Amortized
                Balance at September 30, 1996
                 FASB 109 Liability                       $20,808,698
                 Accrued Transition Costs - New York        6,339,911
                 Accrued Transition Costs -                 3,255,837
                   Pennsylvania
                 Environmental Cleanup                      8,706,243
                 Satellite Dispatch System Liability          279,398
                 AM/FM/GIS Liability                          210,521
                                                          -----------

                                                          $39,600,608
                                                          ===========

                                                            SCHEDULE A
                                                            Sheet 6 of 8


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                    BALANCE SHEET
                                    -------------
                                AT SEPTEMBER 30, 1996
                                ---------------------


      (p)

      Assets and Other Debits
      -----------------------

      Utility Plant
      -------------
        Utility Plant (101-107, 114, 117,
          118.1, 118.2, 120)                           $1,138,852,743
        Less:  Accumulated Provision for
          Depreciation, Amortization and
          Depletion (108-113, 115, 119.1,                (283,771,333)
        119.2, 120.5)                                  --------------
                                                          855,081,410
             Total Net Utility Plant                   --------------


      Other Property and Investments
      ------------------------------
        Non-Utility Property (121)                             82,344
        Less:  Accumulated Provision for
          Depreciation and Amortization (122)                  (2,207)
        Other Investments (124)                                 1,088
                                                            9,104,916
        Other Special Funds (128)                      --------------
             Total Other Property and                       9,186,141
               Investments                             --------------


      Current and Accrued Assets
      --------------------------
        Cash (131)                                          3,380,521
        Working Funds (135)                                   658,800
        Accounts Receivable (142, 143)                     71,730,793
        Less:  Accumulated Provision for
          Uncollectible Accounts (144)                     (6,708,329)
        Accounts Receivable from Associated
          Companies (146)                                   9,127,317
        Materials and Supplies (150)                        7,702,569
        Gas Stored Underground-Current (164.1)             34,727,086
        Prepayments (165)                                  17,539,466
        Interest and Dividends Receivable
        (171)                                                 163,660
                                                           20,777,555
        Accrued Utility Revenues (173)                 --------------
                                                          159,099,438
             Total Current and Accrued Assets          --------------


      Deferred Debits
      ---------------
        Preliminary Survey and Investigation
          Charges (183)                                       213,429
        Clearing Accounts (184)                              (731,270)
        Miscellaneous Deferred Debits (186, 182.3)        140,315,840
        Investment in Research and Development
          (188)                                                59,239
                                                               31,005
         Accumulated Deferred Income Taxes (190)       --------------
                                                          139,888,243
              Total Deferred Debits                    --------------

                                                       $1,163,255,232
              Total Assets and Other Debits            ==============

                                                           SCHEDULE A
                                                           Sheet 7 of 8


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                    BALANCE SHEET
                                    -------------
                                AT SEPTEMBER 30, 1996
                                ---------------------

     Liabilities and Other Credits
     -----------------------------


     Proprietary Capital
     -------------------
        Common Stock Issued (201)                                $ 59,170,600
        Premium on Capital Stock (207)                                 68,500
        Other Paid-In Capital (208-211)                           121,599,684
        Retained Earnings (215, 216)                              219,745,767
                                                                 ------------
        Total Proprietary Capital                                 400,584,551
                                                                 ------------

     Long-Term Debt
     --------------
        Advances from Associated Companies (223)                  326,000,000
        Other Long-Term Debt (224)                                    430,285
                                                                 ------------
        Total Long-Term Debt                                      326,430,285
                                                                 ------------

     Current and Accrued Liabilities
     -------------------------------
        Accounts Payable (232)                                     39,147,736
        Notes Payable to Associated Companies (233)               114,000,000
        Accounts Payable to Associated Companies                   13,539,610
          (234)
        Customer Deposits (235)                                     4,287,077
        Taxes Accrued (236)                                        11,327,244
        Interest Accrued (237)                                        (27,059)
        Dividends Declared (238)                                    9,106,000
        Tax Collections Payable (241)                               1,482,568
        Miscellaneous Current and Accrued Liabilities              26,627,879
          (242)                                                  ------------
             Total Current and Accrued Liabilities                219,491,055
                                                                 ------------

      Deferred Credits
      ----------------
        Customer Advances for Construction (252)            1,643,713
        Other Deferred Credits (253, 254)                  44,272,249
        Accumulated Deferred Investment Tax                12,310,895
          Credits (255)
        Accumulated Deferred Income Taxes -                84,032,749
          Liberalized Depreciation (282)
        Accumulated Deferred Income Taxes-Other            64,155,063
          (283)                                        --------------
           Total Deferred Credits                         206,414,669
                                                       --------------

      Operating Reserves
      ------------------
        Injury and Damages and OPEB and Pension             4,664,940
          Reserves (262)
        Pensions and Benefits Reserves (263)                5,669,732
                                                       --------------
           Total Operating Reserves                        10,334,672
                                                       --------------

           Total Liabilities and Other Credits         $1,163,255,232
                                                       ==============

                                                           SCHEDULE A
                                                           Sheet 8 of 8


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                   INCOME STATEMENT
                                   ----------------
                    FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                    ----------------------------------------------



      Utility Operating Income
      ------------------------

      Operating Revenues (400)                           $954,325,687
      ------------------------                           ------------

      Operating Expenses
      ------------------
        Operating Expense (401)                           702,774,493
        Maintenance Expense (402)                          17,878,602
        Depreciation Expense (403)                         31,491,117
        Taxes Other Than Income Taxes (408.1)              85,947,339
        Income Taxes (409.1, 410.1, 411.1,                 32,013,962
          411.4, 411.8)                                  ------------
             Total Operating Expenses                     870,105,513
                                                         ------------

             Total Utility Operating Income                84,220,174
                                                         ------------

      Other Income
      ------------
        Income from Merchandising, Jobbing and                 45,979
          Contract Work (415, 416)
        Nonoperating Rental Income (418)                        2,100
        Interest and Dividend Income (419)                    314,276
        Allowance for Funds Used During                       278,126
          Construction (419.1)
        Miscellaneous Nonoperating Income (421)                10,869
                                                         ------------
           Total Other Income                                 651,350
                                                         ------------

      Other Income Deductions
      -----------------------
        Loss on Disposition of Property (421.2)                   676
        Miscellaneous Income Deductions (426)                 961,800
                                                         ------------
           Total Other Income Deductions                      962,476
                                                         ------------

      Taxes - Other Income and Deductions
      -----------------------------------
        Taxes Other Than Income Taxes (408.2)                  14,540
        Income Taxes (409.2, 410.2, 411.2,                   (784,981)
          411.5, 420)                                    ------------
           Total Taxes-Other Income and                      (770,441)
             Deductions                                  ------------

           Net Other Income and Deductions                    459,315
                                                         ------------

      Interest Charges
      ----------------
        Amortization of Debt Discount and                   1,495,443
          Expense (428)
        Interest on Debt to Associated                     26,794,751
          Companies (430)
        Other Interest Expense (431)                        5,154,194
                                                         ------------
             Total Interest Charges                        33,444,388
                                                         ------------

      Net Income                                         $ 51,235,101
      ----------                                         ============

                                                           SCHEDULE B
                                                           Sheet 1 of 2


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
              BALANCE SHEET AT SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1996
              ----------------------------------------------------------
                   (ITEM (a) OF SECTION 37.6 OF RULES OF PROCEDURE
                   -----------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                          ---------------------------------



     Assets and Other
     ----------------             September 30,             September 30,
     Debits                            1994                      1996
     ------                            ----                      ----

     Utility Plant
     -------------
        Utility Plant (101-
        107, 114, 117,
        118.1, 118.2, 120)         $1,036,145,229            $1,138,852,743
        Less:  Accumulated
          Provision for
          Depreciation,
          Depletion and
          Amortization
          (108-113, 115,
          119.1, 119.2,              (248,431,038)             (283,771,333)
          120.5)                   --------------            --------------
          Total Net Utility           787,714,191               855,081,410
            Plant                  --------------            --------------

     Other Property and
     ------------------
     Investments
     -----------
        Non-Utility
          Property (121)                   80,137                    82,344
        Less:  Accumulated
          Provision for
          Depreciation and
           Amortization
          (122)                                 -                    (2,207)
        Other Investments
          (124)                             1,088                     1,088
        Other Special Funds             7,402,579                 9,104,916
          (128)                    --------------            --------------
          Total Other
            Property and                7,483,804                 9,186,141
            Investments            --------------            --------------


     Current and Accrued Assets
     --------------------------
        Cash (131)                      2,692,278                 3,380,521
        Working Funds (135)               839,675                   658,800
        Accounts Receivable
        (142, 143)                     64,856,199                71,730,793
        Less:  Accumulated
          Provision for
          Uncollectible
          Accounts (144)               (4,798,159)               (6,708,329)
        Accounts Receivable
          from Assoc.
          Companies (146)              14,217,355                 9,127,317
        Materials and
         Supplies (150)                 8,321,871                 7,702,569
        Gas Stored
          Underground
        (164.1)                        31,899,894                34,727,086
        Prepayments (165)              14,412,657                17,539,466
        Interest and
          Dividends
          Receivable (171)              2,332,793                   163,660
        Accrued Utility                17,310,686                20,777,555
          Revenues (173)           --------------            --------------
          Total Current and           152,085,249               159,099,438
            Accrued Assets         --------------            --------------


     Deferred Debits
     ---------------
        Preliminary Survey
          and Investigation
          Charges (183)                   102,908                   213,429
        Clearing Accounts
          (184)                           513,370                  (731,270)
        Miscellaneous
          Deferred Debits
          (186, 182.3)                151,995,130               140,315,840
        Investment in
          Research and                                               59,239
          Development (188)              (295,800)           --------------
        Accumulated
          Deferred Income                 130,125                    31,005
          Taxes (190)              --------------            --------------
          Total Deferred              152,445,733               139,888,243
            Debits                 --------------            --------------

          Total Assets and         $1,099,728,977            $1,163,255,232
            Other Debits           ==============            ==============

                                                           SCHEDULE B
                                                           Sheet 2 of 2


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
              BALANCE SHEET AT SEPTEMBER 30, 1994 AND SEPTEMBER 30, 1996
              ----------------------------------------------------------
                   (ITEM (a) OF SECTION 37.6 OF RULES OF PROCEDURE
                   -----------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                          ---------------------------------


                                              September 30,      September 30
     Liabilities and Other Credits                 1994              1996
     -----------------------------                 ----              ----

     Proprietary Capital
     -------------------
        Common Stock Issued (201)              $  59,170,600    $   59,170,600
        Premium on Capital Stock (207)                68,500            68,500
        Other Paid-In Capital (208,211)          121,599,684       121,599,684
        Retained Earnings (215, 216)             206,799,499       219,745,767
                                               -------------     -------------
          Total Proprietary Capital              387,638,283       400,584,551
                                               -------------     -------------

     Long-Term Debt
     --------------
        Advances from Associated Companies
          (223)                                  320,000,000       326,000,000
        Other Long-Term Debt (224)                   496,805           430,285
                                               -------------     -------------
          Total Long-Term Debt                   320,496,805       326,430,285
                                               -------------     -------------

     Current and Accrued Liabilities
     -------------------------------
        Accounts Payable (232)                    41,380,871        39,147,736
        Notes Payable - Associated
          Companies (233)                         70,000,000       114,000,000
        Accounts Payable to Associated
          Companies (234)                         19,575,036        13,539,610
        Customer Deposits (235)                    4,385,656         4,287,077
        Taxes Accrued (236)                        7,199,707        11,327,244
        Interest Accrued (237)                       157,707           (27,059)
        Dividends Declared (238)                   7,468,000         9,106,000
        Tax Collections Payable (241)                170,754         1,482,568
        Miscellaneous Current and Accrued
          Liabilities (242)                       23,809,657        26,627,879
                                               -------------     -------------
          Total Current and Accrued
            Liabilities                          174,147,388       219,491,055
                                               -------------     -------------

     Deferred Credits
     ----------------
        Customer Advances for Construction
          (252)                                    1,360,979         1,643,713
        Other Deferred Credits (253, 254)         41,113,148        44,272,249
        Accumulated Deferred Investment Tax
          Credits (255)                           13,611,128        12,310,895
        Accumulated Deferred Income Taxes -
          Liberalized Depreciation (282)          73,465,475        84,032,749
        Accumulated Deferred Income Taxes -
          Other (283)                             82,831,388        64,155,063
                                               -------------     -------------
          Total Deferred Credits                 212,382,118       206,414,669
                                               -------------     -------------

     Operating Reserves
     ------------------
        Injuries and Damages and OPEB and
          Pension
          Pension Reserves (262)                           -         4,664,940
        Pensions and Benefits Reserve (263)        5,064,383         5,669,732
                                               -------------     -------------
          Total Operating Reserves                 5,064,383        10,334,672
                                               -------------     -------------

          Total Liabilities and Other
            Credits                           $1,099,728,977    $1,163,255,232
                                               =============     =============

                                                           SCHEDULE C
                                                           Sheet 1 of 4




                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
            STATEMENT SHOWING THE BALANCES IN OPERATING PROPERTY ACCOUNTS
            -------------------------------------------------------------
                                AT SEPTEMBER 30, 1995
                                ---------------------
          THE ORIGINAL COST OF PROPERTY ADDED, CREDITS FOR PROPERTY RETIRED,
          ------------------------------------------------------------------
         AND ALL OTHER DEBITS AND CREDITS TO EACH SUB-ACCOUNT FOR THE PERIOD
         -------------------------------------------------------------------
              SEPTEMBER 30, 1994 TO SEPTEMBER 30, 1995 AND THE BALANCES
              ---------------------------------------------------------
                     IN OPERATING PROPERTY AT SEPTEMBER 30, 1995
                     -------------------------------------------
       (ITEMS (b) to (e) RESPECTIVELY OF SECTION 37.6 OF THE RULES OF PROCEDURE
       ------------------------------------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                          ---------------------------------



                                                          Minor
                                             Sept. 30,   Reclass
                                               1994      10/1/94    Additions
                                               ----      -------    ---------

      UTILITY PLANT (101, 106)
      -------------
      Intangible Plant
      ----------------

      301.   Organization                  $   296,223     $ 0    $         0

                                                22,858       0          8,422
      302.   Franchises and Consents       -----------     ---    -----------

                                               319,081       0          8,422
               Total Intangible Plant      -----------     ---    -----------


      Natural Gas Production & Gathering
      ----------------------------------
      Plant
      -----

      325.2  Producing Leaseholds              184,538       0              0

      325.4  Rights of Way                     401,676       0         17,439

      325.5  Other Land and Land Rights         40,268       0              0

      327.   Field Compressor Station
               Structures                      178,880       0              0

      328.   Field Measuring and
               Regulating Station
               Structures                       25,220       0              0

      329.   Other Structures                    3,317       0              0

      330.   Producing Gas Wells-Well
               Constructions                   343,799       0              0

      331.   Producing Gas Wells-Well
               Equipment                        66,630       0              0

      332.   Field Lines                    11,391,693       0            843

      333.   Field Compressor Station
               Equipment                     1,492,551       0         98,620

      334.   Field Measuring and
               Regulating Station
               Equipment                     5,637,488       0        206,087

      336.   Purification Equipment             36,826       0              0

      337.   Other Equipment                    28,336       0              0

      338.   Unsuccessful Exploration and    1,117,573       0              0
               Development Costs           -----------     ---    -----------

               Total Natural Gas
                 Production and             20,948,795       0        322,989
                 Gathering Plant           -----------     ---    -----------


      Transmission Plant
      ------------------

      365.1  Land and Land Rights              199,087       0        (40,192)

      365.2  Rights of Way                   1,019,374       0       (119,785)

      366.2  Structures and Improvements       330,921       0          2,947

      366.3  Other Structures                    4,724       0              0

      367.   Mains                          35,906,503       0     (1,464,976)

      369.   Measuring and Regulating        5,089,140       0        449,366
               Station Equipment           -----------     ---    -----------

                                           $42,549,749     $ 0    $(1,172,640)
               Total Transmission Plant    -----------     ---    -----------



                                                     Adjustments    Sept. 30,
                                        Retirements  & Transfers       1995
                                        -----------  -----------    ---------

      UTILITY PLANT (101, 106)
      -------------

      Intangible Plant
      ----------------

      301.   Organization               $        0         $ 0    $   236,223
                                                 0           0         31,280
      302.   Franchises and Consents     ---------         ---    -----------

                                                 0           0        327,503
               Total Intangible Plant    ---------         ---    -----------


      Natural Gas Production &
      ------------------------
      Gathering Plant
      ---------------

      325.2  Producing Leaseholds                0           0        184,538

      325.4  Rights of Way                       0           0        419,115

      325.5  Other Land and Land
               Rights                            0           0         40,268

      327.   Field Compressor Station
               Structures                        0           0        178,880

      328.   Field Measuring and
               Regulating Station
               Structures                        0           0         25,220

      329.   Other Structures                    0           0          3,317

      330.   Producing Gas Wells-Well
               Constructions                     0           0        343,799

      331.   Producing Gas Wells-Well
               Equipment                         0           0         66,630

      332.   Field Lines                    (2,472)          0     11,390,064

      333.   Field Compressor Station
               Equipment                         0           0      1,591,171

      334.   Field Measuring and
               Regulating Station
               Equipment                  (100,073)          0      5,743,502

      336.   Purification Equipment              0           0         36,826

      337.   Other Equipment                     0           0         28,336


      338.   Unsuccessful Exploration            0           0      1,117,573
               and Development Costs     ---------         ---    -----------

               Total Natural Gas
                 Production and           (102,545)          0     21,169,239
                 Gathering Plant         ---------         ---    -----------


      Transmission Plant
      ------------------
      365.1  Land and Land Rights                0           0        158,895

      365.2  Rights of Way                       0           0        899,589

      366.2  Structures and
               Improvements                 (1,288)          0        332,580

      366.3  Other Structures                 (577)          0          4,147

      367.   Mains                         (29,765)          0     34,411,762

      369.   Measuring and Regulating     (110,926)          0      5,427,580
               Station Equipment         ---------         ---    -----------


               Total Transmission        $(142,556)        $ 0    $41,234,553
                 Plant                   ---------         ---    -----------



     ( )  Indicates decrease

                                                           SCHEDULE C
                                                           Sheet 2 of 4



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
            STATEMENT SHOWING THE BALANCES IN OPERATING PROPERTY ACCOUNTS
            -------------------------------------------------------------
                                AT SEPTEMBER 30, 1995
                                ---------------------
         THE ORIGINAL COST OF PROPERTY ADDED, CREDITS FOR PROPERTY RETIRED,
         -------------------------------------------------------------------
         AND ALL OTHER DEBITS AND CREDITS TO EACH SUB-ACCOUNT FOR THE PERIOD
          ------------------------------------------------------------------
              SEPTEMBER 30, 1994 TO SEPTEMBER 30, 1995 AND THE BALANCES
              ---------------------------------------------------------
                     IN OPERATING PROPERTY AT SEPTEMBER 30, 1995
                     -------------------------------------------
       (ITEMS (b) to (e) RESPECTIVELY OF SECTION 37.6 OF THE RULES OF PROCEDURE
       ------------------------------------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                          ---------------------------------



                                                          Minor
                                            Sept. 30,    Reclass
                                               1994      10/1/94    Additions
                                               ----      -------    ---------
      Distribution Plant
      ------------------
      374.0  Land and Land Rights         $  8,577,199   $(485)   $   517,219

      375.0  Structures and Improvements     6,033,879       0        949,838

      376.0  Mains                         546,001,669     491     34,698,369

      377.0  Compressor Station
               Equipment                     1,120,777       0              0

      378.0  Measuring and Regulating
               Station Equipment            13,378,573       0      1,226,508

      380.0  Services                      275,530,758       0     21,952,458

      381.0  Meters                         32,156,126       0      1,320,752

      382.0  Meter Installations             7,414,192       0        293,517

      383.0  House Regulators                  720,094       0        (16,583)

      384.0  House Regulator
               Installations                 1,851,975      (6)        79,290

      385.0  Industrial Measuring
               and Regulating
               Station Equipment            12,515,315       0      1,708,839

      387.0  Other Equipment                 1,086,505       0              0
                                         -------------     ---   ------------

               Total Distribution Plant    906,387,062       0     62,730,207
                                         -------------     ---   ------------


      General Plant
      -------------
      389.0  Land and Land Rights            1,277,535       0       (151,472)

      390.0  Structures and Improvements    28,850,329       0      1,206,187

      391.0  Office Furniture and
               Equipment                     7,666,089       0        275,678

      392.0  Transportation Equipment          353,328       0              0

      393.0  Stores Equipment                  106,110       0              0

      394.0  Tools, Shop and Garage
               Equipment                     9,537,289       0      1,110,692

      395.0  Laboratory Equipment               40,878       0              0

      396.0  Power Operated Equipment        1,222,727       0              0

      397.0  Communication Equipment         3,996,250       0        103,464

      398.0  Miscellaneous Equipment           148,911       0              0


               Total General Plant          53,199,446       0      2,544,549
                                        --------------     ---    -----------

               TOTAL GAS PLANT          $1,023,404,133     $ 0    $64,433,527
                                        ==============     ===    ===========





                                                 Adjustments      Sept. 30,
                                   Retirements   & Transfers        1995
                                   -----------   -----------        ----

      Distribution Plant
      ------------------
      374.0  Land and Land
               Rights              $    (6,629)    $     0    $    9,087,304

      375.0  Structures and
               Improvements            (32,466)     23,162         6,974,413

      376.0  Mains                  (2,457,512)      4,424       578,247,441

      377.0  Compressor Station
               Equipment                     0           0         1,120,777

      378.0  Measuring and
               Regulating
               Station
               Equipment              (194,825)      3,014        14,413,270

      380.0  Services               (2,938,877)          0       294,544,339

      381.0  Meters                 (1,607,140)          0        31,869,738

      382.0  Meter
               Installations          (108,962)          0         7,598,747

      383.0  House Regulators           (1,204)          0           702,307

      384.0  House Regulator
               Installations           (18,731)          0         1,912,528

      385.0  Industrial
               Measuring and Regulating
               Station Equipment       (82,521)          0        14,141,633

                                       (25,430)          0         1,061,075
      387.0  Other Equipment       -----------     -------    --------------


               Total
                 Distribution       (7,474,297)     30,600       961,673,572
                 Plant             -----------     -------    --------------


      General Plant
      -------------
      389.0  Land and Land
               Rights                        0           0         1,126,063

      390.0  Structures and
               Improvements           (912,849)          0        29,143,667

      391.0  Office Furniture
               and
               Equipment              (135,700)          0         7,806,067

      392.0  Transportation
               Equipment               (19,981)          0           333,347

      393.0  Stores Equipment             (705)          0           105,405

      394.0  Tools, Shop and
               Garage
               Equipment              (140,271)          0        10,507,710

      395.0  Laboratory
               Equipment                (2,579)          0            38,299

      396.0  Power Operated
               Equipment               (52,217)          0         1,170,510

      397.0  Communication
               Equipment               (13,851)          0         4,085,863

      398.0  Miscellaneous              (1,821)          0           147,090
               Equipment           -----------     -------    --------------

               Total General        (1,279,974)          0        54,464,021
                Plant              -----------     -------    --------------


                                   $(8,999,372)    $30,600    $1,078,868,888
               TOTAL GAS PLANT     ===========     =======    ==============

     ( )  Indicates decrease.

                                                           SCHEDULE C
                                                           Sheet 3 of 4


                   NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                   ------------------------------------------
         STATEMENT SHOWING THE BALANCES IN OPERATING PROPERTY ACCOUNTS
         -------------------------------------------------------------
                             AT SEPTEMBER 30, 1996
                             ---------------------
       THE ORIGINAL COST OF PROPERTY ADDED, CREDITS FOR PROPERTY RETIRED,
       ------------------------------------------------------------------
      AND ALL OTHER DEBITS AND CREDITS TO EACH SUB-ACCOUNT FOR THE PERIOD
      -------------------------------------------------------------------
     SEPTEMBER 30, 1995 TO SEPTEMBER 30, 1996 AND THE BALANCES IN OPERATING
     ----------------------------------------------------------------------
        PROPERTY AT SEPTEMBER 30, 1996 (ITEMS (b) to (e) RESPECTIVELY OF
        ----------------------------------------------------------------
    SECTION 37.6 OF THE RULES OF PROCEDURE OF THE PUBLIC SERVICE COMMISSION)
    ------------------------------------------------------------------------



                                                                     Minor
                                                       Sept. 30,     Reclass                               Adjustments    Sept. 30,
                                                        1995         10/1/95    Additions   Retirements   & Transfers         1996
                                                        ----         -------    ---------   -----------   -----------         ----

UTILITY PLANT (101, 106)
-------------
Intangible Plant
----------------

301   Organization                                    $   296,223   $      0   $       0    $       0    $         0   $   296,223

302   Franchises and Consents                              31,280          0           0            0              0        31,280
                                                      -----------   --------   ---------    ---------    -----------   -----------

      Total Intangible Plant                              327,503          0           0            0              0       327,503
                                                      -----------   --------   ---------    ---------    -----------   -----------

Natural Gas Production & Gathering Plant
----------------------------------------

325.2 Producing Leaseholds                                184,538   $      0           0            0              0       184,538

325.4 Rights of Way                                       419,115          0           0            0              0       419,115

325.5 Other Land and Land Rights                           40,268          0           0            0              0        40,268

327   Field Compressor Station Structures                 178,880          0           0            0              0       178,880

328   Field Measuring and Regulating Station               25,220          0       2,014            0              0        27,234

329   Other Structures                                      3,317          0           0            0              0         3,317

330   Producing Gas Wells-Well Construction               343,799          0           0            0              0       343,799

331   Producing Gas Wells-Well Equipment                   66,630          0           0            0              0        66,630

332   Field Lines                                      11,390,064          0       7,791      (23,627)             0    11,374,228

333   Field Compressor Station Equipment                1,591,171          0      14,449     (393,669)             0     1,211,951

334   Field Measuring and Regulating Station Equipment  5,743,502          0     125,771     (254,372)         1,292     5,616,193

336   Purification Equipment                               36,826          0           0            0              0        36,826

337   Other Equipment                                      28,336          0           0            0              0        28,336

338   Unsuccessful Exploration and Development Costs    1,117,573          0           0            0              0     1,117,573
                                                      -----------   --------   ---------    ---------    -----------   -----------

      Total Natural Gas Production and
       Gathering Plant                                 21,169,239          0     150,025     (671,668)         1,292    20,648,888
                                                      -----------   --------   ---------    ---------    -----------   -----------


Transmission Plant
------------------

365.1 Land and Land Rights                                158,895          0      16,805            0              0       175,700

365.2 Rights of Way                                       899,589          0       9,305            0              0       908,894

366.2 Structures and Improvements                         332,580          0      30,790      (15,762)             0       347,608

366.3 Other Structures                                      4,147          0           0            0              0         4,147

367   Mains                                            34,411,762          0     582,476      (66,357)             0    34,927,881

369   Measuring and Regulating Station Equipment        5,427,580          0     153,793     (362,969)             0     5,218,404
                                                      -----------   --------   ---------    ---------    -----------   -----------

      Total Transmission Plant                        $41,234,553   $      0   $ 793,169    $(445,088)   $         0   $41,582,634
                                                      -----------   --------   ---------    ---------    -----------   -----------


( )  Indicates Decrease

                                                           SCHEDULE C
                                                           Sheet 4 of 4


                   NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                   ------------------------------------------
 STATEMENT SHOWING THE BALANCES IN OPERATING PROPERTY ACCOUNTS AT SEPTEMBER 30, 1996
 -----------------------------------------------------------------------------------
 THE ORIGINAL COST OF PROPERTY ADDED, CREDITS FOR PROPERTY RETIRED, AND ALL OTHER
 --------------------------------------------------------------------------------
 DEBITS AND CREDITS TO EACH SUB-ACCOUNT FOR THE PERIOD SEPTEMBER 30, 1995 TO SEPTEMBER 30, 1996 AND THE BALANCES
 ---------------------------------------------------------------------------------------------------------------
                   IN OPERATING PROPERTY AT SEPTEMBER 30, 1996
                   -------------------------------------------
    (ITEMS (b) to (e) RESPECTIVELY OF SECTION 37.6 OF THE RULES OF PROCEDURE
    ------------------------------------------------------------------------
                        OF THE PUBLIC SERVICE COMMISSION)
                        ---------------------------------


                                                                 Minor
                                               Sept. 30,        Reclass
                                                1995            10/1/95      Additions     Retirements
                                                ----            -------      ---------     -----------


Distribution Plant
------------------
374   Land and Land Rights                  $  9,087,304             0        584,635    $    (12,828)

375   Structures and Improvements              6,974,413             0        140,114          (8,313)

376   Mains                                  578,247,441             0     27,555,446      (2,359,825)

377   Compressor Station Equipment             1,120,777             0        133,334               0

378   Measuring and Regulating Station
      Equipment                               14,413,270             0      1,457,948        (267,597)

380   Services                               294,544,339             0     22,451,528      (3,242,254)

381   Meters                                  31,869,738             0        576,450      (2,371,520)

382   Meter Installations                      7,598,747             0        274,942        (109,131)

383   House Regulators                           702,307             0              0         (71,570)

384   House Regulator Installations            1,912,528             0        109,029         (14,417)

385   Industrial Measuring and Regulating
      Station Equipment                       14,141,633             0      1,761,496        (197,433)

387   Other Equipment                          1,061,075             0              0         (30,948)
                                            ------------   -----------   ------------    ------------


      Total Distribution Plant               961,673,572             0     55,044,922      (8,685,836)
                                            ------------   -----------   ------------    ------------


389   Land and Land Rights                     1,126,063             0         26,130         (71,688)

390   Structures and Improvements             29,143,667             0      1,333,315        (564,235)

391   Office Furniture and Equipment           7,806,067             0         33,974        (193,887)

392   Transportation Equipment                   333,347             0              0               0

393   Stores Equipment                           105,405             0              0               0

394   Tools, Shop and Garage Equipmen         10,507,710             0        416,614         (52,397)

395   Laboratory Equipment                        38,299             0              0            (185)

396   Power Operated Equipment                 1,170,510             0          2,995          (3,515)

397   Communication Equipment                  4,085,863             0        157,474        (359,391)

398   Miscellaneous Equipment                    147,090             0              0            (746)
                                            ------------   -----------   ------------    ------------

      Total General Plant                     54,464,021             0      1,970,502      (1,246,044)
                                            ------------   -----------   ------------    ------------

      TOTAL GAS PLANT                       $1,078,868,888           0   $ 57,958,618    $(11,048,636)
                                            ============   ===========   ============    ============


                                              Adjustments       Sept. 30,
                                              & Transfers        1996
                                              -----------        ----


Distribution Plant
------------------

374   Land and Land Rights              $            0   $    9,659,111

375   Structures and Improvements                    0        7,106,214

376   Mains                                        313      603,443,375

377   Compressor Station Equipment                   0        1,254,111

378   Measuring and Regulating Station
      Equipment                                      0       15,603,621

380   Services                                       0      313,753,613

381   Meters                                         0       30,074,668

382   Meter Installations                            0        7,764,558

383   House Regulators                               0          630,737

384   House Regulator Installations                  0        2,007,140

385   Industrial Measuring and Regulati
      Station Equipment                              0       15,705,696

387   Other Equipment                                0        1,030,127
                                        --------------   --------------


      Total Distribution Plant                     313    1,008,032,971
                                        --------------   --------------


General Plant
--------------

389   Land and Land Rights                           0        1,080,505

390   Structures and Improvements                    0       29,912,747

391   Office Furniture and Equipment                 0        7,646,154

392   Transportation Equipment                       0          333,347

393   Stores Equipment                               0          105,405

394   Tools, Shop and Garage Equipmen                0       10,871,927

395   Laboratory Equipment                           0           38,114

396   Power Operated Equipment                       0        1,169,990

397   Communication Equipment                        0        3,883,946

398   Miscellaneous Equipment                        0          146,344
                                        --------------   --------------

      Total General Plant                            0       55,188,479
                                        --------------   --------------

      TOTAL GAS PLANT                   $        1,605   $1,125,780,475
                                        ==============   ==============


(  )   Indicates Decrease

                                                           SCHEDULE D
                                                           Sheet 1 of 4



                NATIONAL FUEL GAS DISTRIBUTION CORPORATION ANALYSIS OF
                ------------------------------------------------------
              RETIREMENTS SHOWING BOOK COST OF EACH CREDIT TO OPERATING
               --------------------------------------------------------
              PROPERTY ACCOUNTS, DEBIT TO DEPRECIATION RESERVE OR OTHER
              ---------------------------------------------------------
                    ACCOUNT, COST OF REMOVAL, AND SALVAGE FOR THE
                    ---------------------------------------------
                   PERIOD SEPTEMBER 30, 1994 TO SEPTEMBER 30, 1995
                   -----------------------------------------------
                   (ITEM (f) OF SECTION 37.6 OF RULES OF PROCEDURE
                    ----------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                           --------------------------------


                                       Book Cost of
                                         Property
                                          Retired
                                        Charged to
                                       Depreciation       Cost of
                                          Reserve         Removal     Salvage
                                       ------------       -------     -------

           101.  Gas Plant in Service
                  --------------------

     Natural Gas Production and
     --------------------------
        Gathering Plant
        ---------------
     332.  Field Lines                    $    2,472    $      347     $     -

     334.  Field Measuring and
           Regulating Station                100,072        27,831       7,334
           Equipment                      ----------    ----------     -------

           Total Natural Gas
             Production and Gathering        102,544        28,178       7,334
             Plant                        ----------    ----------     -------

     Transmission Plant
     ------------------
     366.2  Measuring and Regulating
            Station Structures                 1,288             -           -

     366.3  Other Structures                     577             -           -

     367.   Mains                             29,764        12,657       5,195

     369.   Measuring and Regulating         110,927        23,298           -
            Station Equipment             ----------    ----------     -------

            Total Transmission Plant         142,556        35,955       5,195
                                          ----------    ----------     -------

     Distribution Plant
     ------------------
     374.  Land and Land Rights                6,629         8,136      11,597

     375.  Structure and Improvements         32,466       353,130           -

     376.  Mains                           2,457,513     1,075,883       1,422

     378.  Measuring and Regulating
           Station Equipment -
           General                           194,826       121,821       2,680

     380.  Services                        2,938,877     1,308,809           -

     381.  Meters                          1,607,140             -       3,507

     382.  Meter Installations               108,963             -           -

     383.  House Regulators                    1,204             -           -

     384.  House Regulator
           Installations                      18,732             -           -

     385.  Industrial Measuring and
           Regulating Station
           Equipment                          82,522        26,397           -

     387.  Other Equipment                    25,430             -           -
                                          ----------    ----------     -------

           Total Distribution Plant       $7,474,302    $2,894,176     $19,206
                                          ----------    ----------     -------

                                                           SCHEDULE D
                                                           Sheet 2 of 4




                NATIONAL FUEL GAS DISTRIBUTION CORPORATION ANALYSIS OF
                ------------------------------------------------------
              RETIREMENTS SHOWING BOOK COST OF EACH CREDIT TO OPERATING
               --------------------------------------------------------
              PROPERTY ACCOUNTS, DEBIT TO DEPRECIATION RESERVE OR OTHER
              ---------------------------------------------------------
                    ACCOUNT, COST OF REMOVAL, AND SALVAGE FOR THE
                    ---------------------------------------------
                   PERIOD SEPTEMBER 30, 1994 TO SEPTEMBER 30, 1995
                   -----------------------------------------------
                   (ITEM (f) OF SECTION 37.6 OF RULES OF PROCEDURE
                    ----------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                           --------------------------------




                                         Book Cost of
                                           Property
                                            Retired
                                          Charged to
                                         Depreciation   Cost of
                                            Reserve     Removal   Salvage
                                         ------------  --------   --------

              101.  Gas Plant in Service (continued)
                    --------------------------------

          General Plant
          -------------
          390. Structures and                $912,849        $805   $     -
               Improvements

          391. Office Furniture and           135,700           -       375
               Equipment

          392. Transportation Equipment        19,981           -         -

          393. Stores Equipment                   705           -         -

          394. Tools, Shop and Garage         140,271         440    17,927
               Equipment

          395. Laboratory Equipment             2,579           -       378

          396. Power Operated Equipment        52,217           -         -

          397. Communication Equipment         13,851           -         -

          398. Miscellaneous Equipment          1,821           -         -
                                           ----------  ----------    ------

                 Total General Plant        1,279,974       1,245    18,680
                                           ----------  ----------    ------

                 Total Gas Plant in        $8,999,376  $2,959,554   $50,415
                  Service                  ==========  ==========   =======

                                                           SCHEDULE D
                                                           Sheet 3 of 4



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
               ANALYSIS OF RETIREMENTS SHOWING BOOK COST OF EACH CREDIT
               --------------------------------------------------------
           TO OPERATING PROPERTY ACCOUNTS, DEBIT TO DEPRECIATION RESERVE OR
           ----------------------------------------------------------------
                     OTHER ACCOUNT, COST OF REMOVAL, AND SALVAGE
                     -------------------------------------------
               FOR THE PERIOD SEPTEMBER 30, 1995 TO SEPTEMBER 30, 1996
               --------------------------------------------------------
                  (ITEM (f) OF SECTION 37.6 OF RULES OF PROCEDURE OF
                  --------------------------------------------------
                            THE PUBLIC SERVICE COMMISSION)
                            ------------------------------


                                       Book Cost of
                                         Property
                                          Retired
                                        Charged to
                                       Depreciation     Cost of
                                          Reserve       Removal       Salvage
                                       ------------     -------       -------

           101.  Gas Plant in Service
                  --------------------

     Natural Gas Production and
     --------------------------
        Gathering Plant
        ---------------
     332.  Field Lines                    $   23,627    $    3,783    $     -

     333.  Field Compressor Station
           Equipment                         393,669           243          -

     334.  Field Measuring and
           Regulating Station                254,372        96,309      3,187
           Equipment                      ----------    ----------    -------

           Total Natural Gas
             Production and Gathering        671,668       100,335      3,187
             Plant                        ----------    ----------    -------

     Transmission Plant
     ------------------
     366.2  Measuring and Regulating
            Station Structures                15,762             -          -

     367.   Mains                             66,357        14,794     11,524

     369.   Measuring and Regulating         362,970        39,601          -
            Station Equipment             ----------    ----------    -------

            Total Transmission Plant         445,089        54,395     11,524
                                          ----------    ----------    -------

     Distribution Plant
     ------------------
     374.  Land and Land Rights               12,828         1,340     14,285

     375.  Structure and Improvements          8,314         4,879          -

     376.  Mains                           2,359,825     1,054,403     24,722

     378.  Measuring and Regulating
           Station Equipment -
           General                           267,597        83,644          -

     380.  Services                        3,242,254     1,190,776          -

     381.  Meters                          2,371,520             -        634

     382.  Meter Installations               109,131             -          -

     383.  House Regulators                   71,570             -          -

     384.  House Regulator
           Installations                      14,417             -          -

     385.  Industrial Measuring and
           Regulating Station
           Equipment                         197,434        85,012          -

     387.  Other Equipment                    30,948             -      2,146
                                          ----------    ----------    -------

           Total Distribution Plant       $8,685,838    $2,420,054    $41,787
                                          ----------    ----------    -------

                                                           SCHEDULE D
                                                           Sheet 4 of 4



                NATIONAL FUEL GAS DISTRIBUTION CORPORATION ANALYSIS OF
                ------------------------------------------------------
              RETIREMENTS SHOWING BOOK COST OF EACH CREDIT TO OPERATING
               --------------------------------------------------------
              PROPERTY ACCOUNTS, DEBIT TO DEPRECIATION RESERVE OR OTHER
              ---------------------------------------------------------
                    ACCOUNT, COST OF REMOVAL, AND SALVAGE FOR THE
                    ---------------------------------------------
                   PERIOD SEPTEMBER 30, 1995 TO SEPTEMBER 30, 1996
                   -----------------------------------------------
                   (ITEM (f) OF SECTION 37.6 OF RULES OF PROCEDURE
                    ----------------------------------------------
                          OF THE PUBLIC SERVICE COMMISSION)
                           --------------------------------


                                         Book Cost of
                                           Property
                                            Retired
                                          Charged to
                                         Depreciation   Cost of
                                            Reserve     Removal   Salvage
                                         ------------  --------   --------

              101.  Gas Plant in Service (continued)
                    --------------------------------

          General Plant
          -------------

          389. Land and Land Rights          $ 71,688     $ 1,949   $ 40,000

          390. Structures and                 564,235       6,119    277,006
               Improvements

          391. Office Furniture and           193,887           -        50
               Equipment

          394. Tools, Shop and Garage          52,397       4,466     3,356
               Equipment

          395. Laboratory Equipment               185           -         -

          396. Power Operated Equipment         3,515           -       308

          397. Communication Equipment        359,391           -         -

          398. Miscellaneous Equipment            746           -         -
                                           ----------  ----------   -------

                 Total General Plant        1,246,044      12,728   320,720
                                           ----------  ----------   -------

                 Total Gas Plant in       $11,048,639  $2,587,512  $377,218
                  Service                  ==========  ==========  ========

                                                           SCHEDULE E
                                                           Sheet 1 of 1



               NATIONAL FUEL GAS DISTRIBUTION CORPORATION
               ------------------------------------------
            ANALYSIS OF CREDITS TO DEPRECIATION RESERVE AND
            -----------------------------------------------
             CONTRA CHARGES TO EXPENSE AND OTHER ACCOUNTS
             --------------------------------------------
            (ITEM (g) OF SECTION 37.6 OF RULES OF PROCEDURE
            -----------------------------------------------
                    OF THE PUBLIC SERVICE COMMISSION)
                    ---------------------------------





                                                   Fiscal         Two-Year
                                                    Year           Total
                                                   ------         --------
       ACCRUALS CHARGED TO:
       -------------------

       403.  Depreciation Expense
             --------------------

       September 30, 1994 - September 30, 1995   $30,053,300

       September 30, 1995 - September 30, 1996    31,492,625    $61,545,925
                                                 -----------    ===========



       184.  Clearing Accounts
             -----------------

       September 30, 1994 - September 30, 1995   $      (870)

       September 30, 1995 - September 30, 1996        (1,508)   $    (2,378)
                                                 -----------    ===========


       OTHER CREDITS:
       -------------

       Plant Reserve Adjustments
       -------------------------

       September 30, 1994 - September 30, 1995     $  (30,600)

       September 30, 1995 - September 30, 1996        (3,812)    $  (34,412)
                                                  ----------     ==========

                                                           SCHEDULE F
                                                           Page 1 of 1




                 NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                 ------------------------------------------
                              REIMBURSEMENT MARGIN
                              --------------------
          FOR THE PERIOD SEPTEMBER 30, 1994 THROUGH SEPTEMBER 30, 1996
          ------------------------------------------------------------




     Case 95-G-0090
     --------------
      Reimbursement Margin
        September 30, 1994                                      $209,559,397
                                                                ------------


     FUNDS EXPENDED
     --------------
           Additions to Utility Plant                            122,392,145
           Net Change in Construction Work in Progress               331,177
           Payment and Discharge of Notes
            From Associated Companies                             94,000,000
           Other Long-Term Debt                                       66,520
                                                                  ----------

                     Total Funds Expended                        216,789,842
                                                                ------------


     SOURCE OF FUNDS
     ---------------
           Depreciation Accruals                                 61,545,925
           Salvage                                                  427,633
           Cost of Removal                                       (5,547,066)
           Net Change in Retirement Work in Progress             (1,082,514)
           Net Transfers/Adjustments                                 12,129
           Normalization of Accelerated Depreciation             15,494,720
           Normalization of Investment Tax Credit                (1,300,233)
           Deferred Tax - Premium on Reacquired Debt             (1,046,810)
           Deferred Tax - Uniform Capitalization Adjustment      (4,927,446)
           Amortization of Premium on Reacquired Debt             2,990,886
           Customer Advances for Construction                       282,734
           Advances from Associated Companies                   100,000,000
                                                               ------------

                       Total Source of Funds                   $166,849,958
                                                               ------------


     Reimbursement Margin
       September 30, 1996                                      $259,499,281
                                                               ============

                                                           SCHEDULE G
                                                           Sheet 1 of 28




                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                          FUNDS REQUIRED AND SOURCE OF FUNDS
                          ----------------------------------
                              CALENDAR YEARS 1997 - 1999
                              --------------------------
                                    ($000 OMITTED)
                                    --------------



                                          1997          1998           1999
                                          ----          ----           ----

     FUNDS REQUIRED
     --------------
        Construction Expenditures       $ 61,015       $ 57,679      $ 56,391

        Other Long-Term Debt                  36             40            43

        Notes Payable-Associated
          Companies
        Note Maturing 11/05/97 (6.54%)     7,000              -             -
        Note Maturing 3/01/99 (5.72%)          -              -        50,000

        Payment and Discharge of
          Short-Term
        Notes Payable - Associated       102,815         70,312        13,100
          Companies                     --------       --------      --------

                                        $170,866       $128,031      $119,534
          Total Funds Required          ========       ========      ========




     SOURCE OF FUNDS
     ---------------
        Depreciation Accruals           $ 34,905       $ 36,564      $ 38,190
        Deferred Taxes                     4,446          1,607         2,987
        Salvage Less Cost of Removal      (2,218)        (2,285)       (2,353)
        Net Income and Treasury Funds     33,733         42,145        30,710
        Financing 1997                   100,000              -             -
        Financing 1998                         -         50,000             -
                                               -              -        50,000
        Financing 1999                  --------       --------      --------

                                        $170,866       $128,031      $119,534
          Total Sources of Funds        ========       ========      ========

                                                           SCHEDULE G
                                                           Sheet 2 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------




                                            New York    Pennsylvania
                                            Division      Division      Total
                                            --------      --------      -----

             NATURAL GAS PRODUCTION PLANT   $   159       $   104     $   263


             TRANSMISSION PLANT                 318           732       1,050


             DISTRIBUTION PLANT              41,084        14,662      55,746


             GENERAL PLANT                    1,675           492       2,167


                                                  -         1,789       1,789
             OTHER PROJECTS                 -------       -------     -------

                                            $43,236       $17,779     $61,015
                  TOTAL                     =======       =======     =======

                                                           SCHEDULE G
                                                           Sheet 3 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             NATURAL GAS PRODUCTION PLANT
             ----------------------------

               Account 332 - Production Mains
               ------------------------------
                                                                    $ 68
                  Appropriation 120Z Production Mains               ----

                                                                      68
                    TOTAL ACCOUNT 332                               ----

               Account 333 - Field Compressor Station Equipment
               ------------------------------------------------

                  Appropriation 120X Field Compressor Station
                    Equipment                                         25

                  Appropriation 125X Measurement & Regulator          66
                    Stations                                        ----

                                                                      91
                    TOTAL ACCOUNT 333                               ----

                                                                    $159
                    TOTAL NATURAL GAS PRODUCTION PLANT              ====

                                                           SCHEDULE G
                                                           Sheet 4 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


           TRANSMISSION PLANT
           ------------------

             Account 367 - Transmission Pipelines
             ------------------------------------
                Appropriation 314Z Transmission Pipelines         $209
                                                                  ----

                  TOTAL ACCOUNT 367                                209
                                                                  ----

             Account 369 - Measuring and Regulating Station
             ----------------------------------------------
             Equipment
             ---------
                Appropriation 325X Measuring and Regulating
                  Equipment                                        109
                                                                  ----

                  TOTAL ACCOUNT 369                                109
                                                                  ----

                  TOTAL TRANSMISSION PLANT                        $318
                                                                  ====

                                                           SCHEDULE G
                                                           Sheet 5 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      -----------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



           DISTRIBUTION PLANT
           ------------------

             Account 372- Land
             -----------------
                Appropriation 400X Land                          $   308
                                                                 -------

                TOTAL ACCOUNT 372                                    308
                                                                 -------

             Account 375 - Structures & Improvements
             ---------------------------------------

                Appropriation 405X Structures and Improvements        10
                                                                 -------

                TOTAL ACCOUNT 375                                     10
                                                                 -------

             Account 376 - Distribution Mains
             --------------------------------
                Appropriations 415Z Distribution Mains            20,535
                                                                 -------

                TOTAL ACCOUNT 376                                 20,535
                                                                 -------

             Account 378 - Measuring and Regulating Equipment
             ------------------------------------------------
                Appropriation 425Z Measuring and Regulating
                  Stations                                           885
                                                                 -------

                TOTAL ACCOUNT 378                                    885
                                                                 -------

             Account 380 - Services
             ----------------------
                Appropriation 450Z Services                       17,483
                                                                 -------

                TOTAL ACCOUNT 380                                 17,483
                                                                 -------

             Account 381- Service Measuring and Regulating
             ---------------------------------------------
             Equipment
             ---------
                Appropriation 455Z Service Measuring and
                  Regulating Equipment                               944
                                                                 -------

                TOTAL ACCOUNT 381                                    944
                                                                 -------

             Account 385 - Industrial Measuring and Regulating
             -------------------------------------------------
             Stations
             --------
                Appropriation 470Z Industrial Measuring and
                  Regulating Station                                 919
                                                                 -------

                TOTAL ACCOUNT 385                                    919
                                                                 -------

                TOTAL DISTRIBUTION PLANT                         $41,084
                                                                 =======

                                                           SCHEDULE G
                                                           Sheet 6 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


      GENERAL PLANT
      -------------

        Account 390 - Structures and Equipment
        --------------------------------------
           Appropriation 505X Structures and Improvements   $   999
                                                            -------

             TOTAL ACCOUNT 390                                  999
                                                            -------

        Account 391 - Office Furniture and Equipment
        --------------------------------------------
           Appropriation 550X Office Furniture and
             Equipment                                          100
                                                            -------

             TOTAL ACCOUNT 391                                  100
                                                            -------

        Account 394 - Tools, Shop & Garage Equipment
        --------------------------------------------
           Appropriation 560X Tools, Shop & Garage
             Equipment                                          149
                                                            -------
           Appropriation 515X CNG Compressor & Equipment        308
                                                            -------

             TOTAL ACCOUNT 394                                  457
                                                            -------

        Account 397 - Communication Equipment
        -------------------------------------
           Appropriation 570X Communication Equipment           119
                                                            -------

             TOTAL ACCOUNT 397                                  119
                                                            -------

             TOTAL GENERAL PLANT                              1,675
                                                            =======


             TOTAL NEW YORK DIVISION                        $43,236
                                                            =======

                                                           SCHEDULE G
                                                           Sheet 7 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



             NATURAL GAS PRODUCTION PLANT
             ----------------------------

               Account 325 - Land and Land Rights
               ----------------------------------
                  Appropriation 100X Land and Land Rights           $  3
                                                                    ----

                    TOTAL ACCOUNT 325                                  3
                                                                    ----

               Account 332 - Production Mains
               ------------------------------
                  Appropriation 115B Corrosion Replacement            71
                                                                    ----

                    TOTAL ACCOUNT 332                                 71
                                                                    ----

               Account 334 - Measuring and Regulating Stations
               -----------------------------------------------
                  Appropriation 125X Measuring and Regulating
                    Stations                                          30
                                                                    ----

                    TOTAL ACCOUNT 334                                 30
                                                                    ----

                    TOTAL NATURAL GAS PRODUCTION PLANT              $104
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 8 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             TRANSMISSION PLANT
             ------------------

               Account 365 - Land
               ------------------
                  Appropriation 300X Secure Land and Land Rights    $ 20
                                                                    ----

                    TOTAL ACCOUNT 365                                 20
                                                                    ----

               Account 367 - Transmission Lines
               --------------------------------
                  Appropriation 315B Replacements                    347
                  Appropriation 315C System Improvements              30
                  Appropriation 315E Cathodic Protection             199
                                                                    ----

                    TOTAL ACCOUNT 367                                576
                                                                    ----

               Account 369 - Measuring and Regulating Equipment
               ------------------------------------------------
                  Appropriation 325X Measuring and Regulating
                    Equipment                                        136
                                                                    ----

                    TOTAL ACCOUNT 369                                136
                                                                    ----

                    TOTAL NATURAL GAS PRODUCTION PLANT              $732
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 9 of 28

                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ----------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             DISTRIBUTION PLANT
             ------------------

               Account 374 - Land
               ------------------
                  Appropriation 400X Secure Land and Land Rights   $   199
                                                                   -------

                    TOTAL ACCOUNT 374                                  199
                                                                   -------

               Account 375 - Structures and Improvements
               -----------------------------------------
                  Appropriation 405X Structures and Improvements       209
                                                                   -------

                    TOTAL ACCOUNT 375                                  209
                                                                   -------

               Account 376 - Distribution Mains
               --------------------------------
                  Appropriation 415A Customer Extensions             1,092
                  Appropriation 415B Corrosion Replacement           5,123
                  Appropriation 415C System Improvements               313
                  Appropriation 415D Public Improvements               357
                  Appropriation 415E Cathodic Protection                79
                                                                   -------

                    TOTAL ACCOUNT 376                                6,964
                                                                   -------

               Account 378 - Metering and Regulating Stations
               ----------------------------------------------
                  Appropriation 425X Measuring and Regulating
                    Stations                                           209
                                                                   -------

                    TOTAL ACCOUNT 378                                  209
                                                                   -------

               Account 380 - Services
               ----------------------
                  Appropriation 450X Services                        6,182
                                                                   -------

                    TOTAL ACCOUNT 380                                6,182
                                                                   -------

               Account 381- Measuring and Regulating Equipment
               -----------------------------------------------
                  Appropriation 455A Automatic Meter Reading
                    Equipment                                          199
                  Appropriation 455X Measuring and Regulating
                    Equipment                                          272
                                                                   -------

                    TOTAL ACCOUNT 381                                  471
                                                                   -------

               Account 385 - Industrial Metering & Regulating
               ----------------------------------------------
               Stations
               --------
                  Appropriation 470X Industrial Metering &
                    Regulating Stations                                428
                                                                   -------

                    TOTAL ACCOUNT 385                                  428
                                                                   -------

                    TOTAL DISTRIBUTION PLANT                       $14,662
                                                                   =======

                                                           SCHEDULE G
                                                           Sheet 10 of 28



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1997
                                  ------------------
                                    ($000 OMITTED)
                                    --------------

             GENERAL PLANT
             -------------

               Account 390 - Structures and Improvements
               -----------------------------------------
                  Appropriation 505X Structures and Improvements   $    80
                                                                   -------

                    TOTAL ACCOUNT 390                                   80
                                                                   -------

               Account 391 - Office Furniture and Equipment
               --------------------------------------------
                  Appropriation 550X Office Furniture and
                    Equipment                                           10
                                                                   -------

                    TOTAL ACCOUNT 391                                   10
                                                                   -------

               Account 394 - Tools, Shop & Garage Equipment
               --------------------------------------------
                  Appropriation 515X CNG Projects                      169
                  Appropriation 560X Tools, Shop & Garage
                    Equipment                                          149
                                                                   -------

                    TOTAL ACCOUNT 394                                  318
                                                                   -------

               Account 396 - Power Operated Equipment
               --------------------------------------
                  Appropriation 565X Purchase of Power Operated
                    Equipment                                           21
                                                                   -------

                    TOTAL ACCOUNT 396                                   21
                                                                   -------

               Account 397 - Communication Equipment
               -------------------------------------
                  Appropriation 570X Communication Equipment            63
                                                                   -------

                    TOTAL ACCOUNT 397                                   63
                                                                   -------

                    TOTAL GENERAL PLANT                                492
                                                                   =======


             OTHER PROJECTS                                          1,789
             --------------                                        =======


                    TOTAL PENNSYLVANIA DIVISION                    $17,779
                                                                   =======

                                                           SCHEDULE G
                                                           Sheet 11 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------




                                            New York   Pennsylvania
                                            Division     Division      Total
                                            --------     --------      -----

             NATURAL GAS PRODUCTION PLANT  $   155       $   101     $   256


             TRANSMISSION PLANT                311           709       1,020


             DISTRIBUTION PLANT             40,089        14,204      54,293


             GENERAL PLANT                   1,634           476       2,110
                                           -------       -------     -------


               TOTAL                       $42,189       $15,490     $57,679
                                           =======       =======     =======

                                                           SCHEDULE G
                                                          Sheet 12 of 28




                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  ------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             NATURAL GAS PRODUCTION PLANT
             ----------------------------

               Account 332 - Production Mains
               ------------------------------
                  Appropriation 120Z Production Mains               $ 67
                                                                    ----

                    TOTAL ACCOUNT 332                                 67
                                                                    ----

               Account 333 - Field Compressor Station Equipment
               ------------------------------------------------
                  Appropriation 120X Field Compressor Station
                    Equipment                                         24
                  Appropriation 125X Measurement & Regulator
                    Stations                                          64
                                                                    ----

                    TOTAL ACCOUNT 333                                 88
                                                                    ----

                    TOTAL NATURAL GAS PRODUCTION PLANT              $155
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 13 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             TRANSMISSION PLANT
             ------------------

               Account 367 - Transmission Pipelines
               ------------------------------------
                  Appropriation 314Z Transmission Pipelines         $204
                                                                    ----

                    TOTAL ACCOUNT 367                                204
                                                                    ----

               Account 369 - Measuring and Regulating Station
               ----------------------------------------------
               Equipment
               ---------
                  Appropriation 325X Measuring and Regulating
                    Equipment                                        107
                                                                    ----

                    TOTAL ACCOUNT 369                                107
                                                                    ----

                    TOTAL TRANSMISSION PLANT                        $311
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 14 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             DISTRIBUTION PLANT
             ------------------

               Account 372- Land
               -----------------
                  Appropriation 400X Land                          $   301
                                                                   -------

                    TOTAL ACCOUNT 372                                  301
                                                                   -------

               Account 375 - Structures & Improvements
               ---------------------------------------
                  Appropriation 405X Structures and Improvements        10
                                                                   -------

                    TOTAL ACCOUNT 375                                   10
                                                                   -------

               Account 376 - Distribution Mains
               --------------------------------
                  Appropriations 415Z Distribution Mains            20,037
                                                                   -------

                    TOTAL ACCOUNT 376                               20,037
                                                                   -------

               Account 378 - Measuring and Regulating Equipment
               ------------------------------------------------
                  Appropriation 425Z Measuring and Regulating          863
                    Stations                                       -------

                    TOTAL ACCOUNT 378                                  863
                                                                   -------

               Account 380 - Services
               ----------------------
                  Appropriation 450Z Services                       17,060
                                                                   -------

                    TOTAL ACCOUNT 380                               17,060
                                                                   -------

               Account 381- Service Measuring and Regulating
               ---------------------------------------------
               Equipment
               ---------
                  Appropriation 455Z Service Measuring and
                    Regulating Equipment                               921
                                                                   -------

                    TOTAL ACCOUNT 381                                  921
                                                                   -------

               Account 385 - Industrial Measuring and Regulating
               -------------------------------------------------
               Stations
               --------
                  Appropriation 470Z Industrial Measuring and
                    Regulating Station                                 897
                                                                   -------

                    TOTAL ACCOUNT 385                                  897
                                                                   -------

                    TOTAL DISTRIBUTION PLANT                       $40,089
                                                                   =======

                                                           SCHEDULE G
                                                           Sheet 15 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------




             GENERAL PLANT
             -------------

               Account 390 - Structures and Equipment
               --------------------------------------
                 Appropriation 505X Structures and Improvements        $975
                                                                       ----

                       TOTAL ACCOUNT 390                                975
                                                                       ----

               Account 391 - Office Furniture and Equipment
               --------------------------------------------
                 Appropriation 550X Office Furniture and Equipment       97
                                                                       ----

                       TOTAL ACCOUNT 391                                 97
                                                                       ----

               Account 394 - Tools, Shop & Garage Equipment
               --------------------------------------------
                 Appropriation 560X Tools, Shop & Garage Equipment      145
                 Appropriation 515X CNG Compressor & Equipment          301
                                                                       ----

                       TOTAL ACCOUNT 394                                446
                                                                       ----

               Account 397 - Communication Equipment
               -------------------------------------
                 Appropriation 570X Communication Equipment             116
                                                                        ---

                       TOTAL ACCOUNT 397                                116
                                                                        ---

                       TOTAL GENERAL PLANT                            1,634
                                                                      =====


                       TOTAL NEW YORK DIVISION                      $42,189
                                                                    =======

                                                           SCHEDULE G
                                                           Sheet 16 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                            -----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------




             NATURAL GAS PRODUCTION PLANT
             ----------------------------

               Account 325 - Land and Land Rights
               ----------------------------------
                 Appropriation 100X Land and Land Rights             $  3
                                                                     ----

                       TOTAL ACCOUNT 325                             $  3
                                                                     ----

               Account 332 - Production Mains
               ------------------------------
                 Appropriation 115B Corrosion Replacement              69
                                                                     ----

                       TOTAL ACCOUNT 332                               69
                                                                     ----

               Account 334 - Measuring and Regulating Stations
               -----------------------------------------------
               Appropriation 125X Measuring and Regulating             29
               Stations                                              ----

                       TOTAL ACCOUNT 334                               29
                                                                     ----

                       TOTAL NATURAL GAS PRODUCTION PLANT            $101
                                                                     ====

                                                           SCHEDULE G
                                                           Sheet 17 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      -----------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                 -------------------
                                    ($000 OMITTED)
                                    --------------


             TRANSMISSION PLANT
             ------------------

               Account 365 - Land
               ------------------
                 Appropriation 300X Secure Land and Land Rights      $ 19
                                                                     ----

                       TOTAL ACCOUNT  365                              19
                                                                     ----

               Account 367 - Transmission Lines
               --------------------------------
                 Appropriation 315B Replacements                      337
                 Appropriation 315C System Improvements                29
                 Appropriation 315E Cathodic Protection               192
                                                                     ----

                       TOTAL ACCOUNT 367                              558
                                                                     ----

               Account 369 - Measuring and Regulating Equipment
               ------------------------------------------------
                 Appropriation 325X Measuring and Regulating          132
             Equipment                                               ----

                       TOTAL ACCOUNT 369                              132
                                                                     ----

                       TOTAL NATURAL GAS PRODUCTION PLANT            $709
                                                                     ====

                                                           SCHEDULE G
                                                           Sheet 18 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



             DISTRIBUTION PLANT
             ------------------

               Account 374 - Land
               ------------------
                 Appropriation 400X Secure Land and Land Rights     $192
                                                                    ----

                       TOTAL ACCOUNT  374                            192
                                                                     ---

               Account 375 - Structures and Improvements
               -----------------------------------------
                 Appropriation 405X Structures and Improvements      202
                                                                     ---

                       TOTAL ACCOUNT 375                             202
                                                                     ---

               Account 376 - Distribution Mains
               --------------------------------
                 Appropriation 415A Customer Extensions            1,058
                 Appropriation 415B Corrosion Replacement          4,964
                 Appropriation 415C System Improvements              303
                 Appropriation 415D Public Improvements              346
                 Appropriation 415E Cathodic Protection               77
                                                                    ----

                       TOTAL ACCOUNT 376                           6,748
                                                                   -----

               Account 378 - Metering and Regulating Stations
               ----------------------------------------------
                 Appropriation 425X Measuring and Regulating         202
             Stations                                                ---

                       TOTAL ACCOUNT 378                             202
                                                                     ---

               Account 380 - Services
               ----------------------
                 Appropriation 450X Services                        5,989
                                                                    -----

                       TOTAL ACCOUNT 380                            5,989
                                                                    -----

               Account 381- Measuring and Regulating Equipment
               -----------------------------------------------
                 Appropriation 455A Automatic Meter Reading          192
             Equipment
                 Appropriation 455X Measuring and Regulating         264
             Equipment                                               ---

                       TOTAL ACCOUNT 381                             456
                                                                     ---

               Account 385 - Industrial Metering & Regulating
               ----------------------------------------------
               Stations
               --------
                 Appropriation 470X Industrial Metering &            415
             Regulating Stations                                     ---

                       TOTAL ACCOUNT 385                             415
                                                                     ---

                       TOTAL DISTRIBUTION PLANT                   $14,204
                                                                  =======

                                                           SCHEDULE G
                                                           Sheet 19 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1998
                                  ------------------
                                    ($000 OMITTED)
                                    -------------


             GENERAL PLANT
             -------------

               Account 390 - Structures and Improvements
               -----------------------------------------
                 Appropriation 505X Structures and Improvements   $ 78
                                                                  ----

                      TOTAL ACCOUNT 390                             78
                                                                  ----

               Account 391 - Office Furniture and Equipment
               --------------------------------------------
                 Appropriation 550X Office Furniture and            10
             Equipment                                            ----

                       TOTAL ACCOUNT 391                            10
                                                                  ----

               Account 394 - Tools, Shop & Garage Equipment
               --------------------------------------------
                 Appropriation 515X CNG Projects                  163
                 Appropriation 560X Tools, Shop & Garage          144
             Equipment                                            ---

                       TOTAL ACCOUNT 394                          307
                                                                  ---

               Account 396 - Power Operated Equipment
               --------------------------------------
                 Appropriation 565X Purchase of Power Operated      20
             Equipment                                            ----

                       TOTAL ACCOUNT 396                            20
                                                                  ----

               Account 397 - Communication Equipment
               -------------------------------------
                 Appropriation 570X Communication Equipment         61
                                                                  ----

                       TOTAL ACCOUNT 397                            61
                                                                  ----

                       TOTAL GENERAL PLANT                         476
                                                                   ===


                       TOTAL PENNSYLVANIA DIVISION                $15,490
                                                                  =======

                                                           SCHEDULE G
                                                           Sheet 20 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      -----------------------------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------




                                           New York    Pennsylvania
                                           Division      Division        Total
                                           --------    ------------     ------

             NATURAL GAS PRODUCTION PLANT  $ 151         $  99         $  250


             TRANSMISSION PLANT              304           693            997


             DISTRIBUTION PLANT           39,197        13,883         53,080


             GENERAL PLANT                 1,598           466          2,064
                                         -------      --------       --------


                  TOTAL                  $41,250       $15,141        $56,391
                                        ========      ========       ========

                                                           SCHEDULE G
                                                           Sheet 21 of 28



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      -----------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



             NATURAL GAS PRODUCTION PLANT
             ----------------------------

               Account 332 - Production Mains
               ------------------------------
                 Appropriation 120Z Production Mains               $65
                                                                   ---

                       TOTAL ACCOUNT 332                            65
                                                                   ---

               Account 333 - Field Compressor Station Equipment
               ------------------------------------------------
                 Appropriation 120X Field Compressor Station        24
             Equipment
                 Appropriation 125X Measurement & Regulator         62
             Stations                                              ---

                       TOTAL ACCOUNT 333                            86
                                                                   ---

                       TOTAL NATURAL GAS PRODUCTION PLANT          $151
                                                                   ====

                                                           SCHEDULE G
                                                           Sheet 22 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  ------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ---------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             TRANSMISSION PLANT
             ------------------

               Account 367 - Transmission Pipelines
               ------------------------------------
                 Appropriation 314Z Transmission Pipelines         $200
                                                                   ----

                       TOTAL ACCOUNT 367                            200
                                                                   ----

               Account 369 - Measuring and Regulating Station
               ----------------------------------------------
               Equipment
               ---------
                 Appropriation 325X Measuring and Regulating        104
             Equipment                                             ----

                       TOTAL ACCOUNT 369                            104
                                                                   ----

                       TOTAL TRANSMISSION PLANT                    $304
                                                                   ====

                                                           SCHEDULE G
                                                           Sheet 23 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  ------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



             DISTRIBUTION PLANT
             ------------------

               Account 372- Land
               -----------------
                 Appropriation 400X Land                            $ 294
                                                                    -----

                       TOTAL ACCOUNT  372
                                                                     294
                                                                    ----

               Account 375 - Structures & Improvements
               ---------------------------------------
                 Appropriation 405X Structures and Improvements        9
                                                                    ----

                       TOTAL ACCOUNT 375                               9
                                                                    ----

               Account 376 - Distribution Mains
               --------------------------------
                 Appropriations 415Z Distribution Mains            19,591
                                                                   ------

                       TOTAL ACCOUNT 376                           19,591
                                                                   ------

               Account 378 - Measuring and Regulating Equipment
               ------------------------------------------------
                 Appropriation 425Z Measuring and Regulating         844
             Stations                                               -----

                       TOTAL ACCOUNT 378                             844
                                                                    -----

               Account 380 - Services
               ----------------------
                 Appropriation 450Z Services                       16,680
                                                                   ------

                       TOTAL ACCOUNT 380                           16,680
                                                                   ------

               Account 381- Service Measuring and Regulating
               ---------------------------------------------
               Equipment
               ---------
                 Appropriation 455Z Service Measuring and             901
             Regulating Equipment                                  ------

                       TOTAL ACCOUNT 381                              901
                                                                    -----

               Account 385 - Industrial Measuring and Regulating
               -------------------------------------------------
               Stations
               --------
                 Appropriation 470Z Industrial Measuring and
             Regulating Station                                      878
                                                                   -----

                       TOTAL ACCOUNT 385                             878
                                                                   -----

                       TOTAL DISTRIBUTION PLANT                  $39,197
                                                                 =======

                                                           SCHEDULE G
                                                           Sheet 24 of 28



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                  NEW YORK DIVISION
                                  -----------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             GENERAL PLANT
             -------------

               Account 390 - Structures and Equipment
               --------------------------------------
                 Appropriation 505X Structures and Improvements    $    953
                                                                    -------

                       TOTAL ACCOUNT 390                                953
                                                                    -------

               Account 391 - Office Furniture and Equipment
               --------------------------------------------
                 Appropriation 550X Office Furniture and                 95
                Equipment                                           -------

                       TOTAL ACCOUNT 391                                 95
                                                                    -------

               Account 394 - Tools, Shop & Garage Equipment
               --------------------------------------------
                 Appropriation 560X Tools, Shop & Garage
             Equipment                                                  142
                 Appropriation 515X CNG Compressor & Equipment          294
                                                                    -------

                       TOTAL ACCOUNT 394                                436
                                                                    -------

               Account 397 - Communication Equipment
               -------------------------------------
                 Appropriation 570X Communication Equipment             114
                                                                    -------

                       TOTAL ACCOUNT 397                                114
                                                                    -------

                       TOTAL GENERAL PLANT                            1,598
                                                                    =======



                       TOTAL NEW YORK DIVISION                      $41,250
                                                                    =======

                                                           SCHEDULE G
                                                           Sheet 25 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                            -----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------



             NATURAL GAS PRODUCTION PLANT
             ----------------------------


               Account 325 - Land and Land Rights
               ----------------------------------
                 Appropriation 100X Land and Land Rights            $  3
                                                                    ----

                       TOTAL ACCOUNT 325                               3
                                                                    ----

               Account 332 - Production Mains
               ------------------------------
                 Appropriation 115B Corrosion Replacement             68
                                                                    ----

                       TOTAL ACCOUNT 332                              68
                                                                    ----

               Account 334 - Measuring and Regulating Stations
               -----------------------------------------------
                 Appropriation 125X Measuring and Regulating          28
             Stations                                               ----

                       TOTAL ACCOUNT 334                              28
                                                                    ----

                       TOTAL NATURAL GAS PRODUCTION PLANT            $99
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 26 of 28



                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             TRANSMISSION PLANT
             ------------------

               Account 365 - Land
               ------------------
                 Appropriation 300X Secure Land and Land Rights     $  19
                                                                    -----

                       TOTAL ACCOUNT  365                              19
                                                                    -----

               Account 367 - Transmission Lines
               --------------------------------
                 Appropriation 315B Replacements                     329
                 Appropriation 315C System Improvements               28
                 Appropriation 315E Cathodic Protection              188
                                                                    ----
                       TOTAL ACCOUNT 367                             545
                                                                    ----

               Account 369 - Measuring and Regulating Equipment
               ------------------------------------------------
                 Appropriation 325X Measuring and Regulating         129
             Equipment                                              ----

                       TOTAL ACCOUNT 369                             129
                                                                    ----

                       TOTAL NATURAL GAS PRODUCTION PLANT           $693
                                                                    ====

                                                           SCHEDULE G
                                                           Sheet 27 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                  ------------------
                                    ($000 OMITTED)
                                    --------------


             DISTRIBUTION PLANT
             ------------------

               Account 374 - Land
               ------------------
                 Appropriation 400X Secure Land and Land Rights    $    188
                                                                   --------

                       TOTAL ACCOUNT  374                               188
                                                                   --------

               Account 375 - Structures and Improvements
               -----------------------------------------
                 Appropriation 405X Structures and Improvements         198
                                                                   --------

                       TOTAL ACCOUNT 375                                198
                                                                   --------

               Account 376 - Distribution Mains
               --------------------------------
                 Appropriation 415A Customer Extensions               1,034
                 Appropriation 415B Corrosion Replacement             4,851
                 Appropriation 415C System Improvements                 296
                 Appropriation 415D Public Improvements                 339
                 Appropriation 415E Cathodic Protection                  75
                                                                   --------

                       TOTAL ACCOUNT 376                              6,595
                                                                   --------

               Account 378 - Metering and Regulating Stations
               ----------------------------------------------
                 Appropriation 425X Measuring and Regulating            197
             Stations                                              --------

                       TOTAL ACCOUNT 378                                197
                                                                   --------

               Account 380 - Services
               ----------------------
                 Appropriation 450X Services                          5,854
                                                                   --------

                       TOTAL ACCOUNT 380                              5,854
                                                                   --------

               Account 381- Measuring and Regulating Equipment
               -----------------------------------------------
                 Appropriation 455A Automatic Meter Reading
             Equipment                                                  188
                 Appropriation 455X Measuring and Regulating            258
             Equipment                                             --------

                       TOTAL ACCOUNT 381                                446
                                                                   --------

               Account 385 - Industrial Metering & Regulating
               ----------------------------------------------
               Stations
               --------
                 Appropriation 470X Industrial Metering &               405
             Regulating Stations                                   --------

                       TOTAL ACCOUNT 385                                405
                                                                   --------

                       TOTAL DISTRIBUTION PLANT                     $13,883
                                                                   ========

                                                           SCHEDULE G
                                                           Sheet 28 of 28


                      NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                      ------------------------------------------
                                PENNSYLVANIA DIVISION
                                ---------------------
                             CAPITAL EXPENDITURES PROGRAM
                             ----------------------------
                                  CALENDAR YEAR 1999
                                 -------------------
                                    ($000 OMITTED)
                                    --------------


             GENERAL PLANT
             -------------

               Account 390 - Structures and Improvements
               -----------------------------------------
                 Appropriation 505X Structures and Improvements    $    77
                                                                   -------

                       TOTAL ACCOUNT 390                                77
                                                                   -------

               Account 391 - Office Furniture and Equipment
               --------------------------------------------
                 Appropriation 550X Office Furniture and
             Equipment                                                   9
                                                                   -------

                       TOTAL ACCOUNT 391                                 9
                                                                   -------

               Account 394 - Tools, Shop & Garage Equipment
               --------------------------------------------
                 Appropriation 515X CNG Projects                       160
                 Appropriation 560X Tools, Shop & Garage               141
             Equipment                                             -------

                       TOTAL ACCOUNT 394                               301
                                                                   -------

               Account 396 - Power Operated Equipment
               --------------------------------------
                 Appropriation 565X Purchase of Power Operated
             Equipment                                                  20
                                                                   -------

                       TOTAL ACCOUNT 396                                20
                                                                   -------

               Account 397 - Communication Equipment
               -------------------------------------
                 Appropriation 570X Communication Equipment             59
                                                                   -------

                       TOTAL ACCOUNT 397                                59
                                                                   -------

                       TOTAL GENERAL PLANT                             466
                                                                   =======



                       TOTAL PENNSYLVANIA DIVISION                 $15,141
                                                                   =======

                                                           SCHEDULE H
                                                           Sheet 1 of 5



                                   CREDIT AGREEMENT

               THIS AGREEMENT dated                       ; by and between
          NATIONAL FUEL GAS COMPANY (hereinafter called "National"), a New Jersey corporation, and NATIONAL FUEL GAS DISTRIBUTION CORPORATION (hereinafter called "Distribution Corporation"), a New York corporation and a wholly owned subsidiary of National.


                                 W I T N E S S E T H:

               1. In order to provide funds to Distribution Corporation for working capital and its construction program, and other lawful purposes, National agrees to extend credit to Distribution Corporation from time-to-time, upon mutual consent and upon the further terms and conditions set forth in this Agreement.

               2. Each borrowing made hereunder shall be made against delivery by Distribution Corporation to National of Distribution Corporation's promissory note to evidence the amount borrowed each time. Each promissory note shall be dated as of the date of issue and shall bear interest payable at such time as provided for in, and at the effective interest rate or yield to maturity cost rate of, National's debenture or note or other debt issue that provides the proceeds from which Distribution Corporation has borrowed hereunder. Such interest rate or cost shall reflect the actual underwriters' or agents' fees and commissions paid by National. The resulting effective annual interest rate shall be rounded up to the next highest 1/100th of 1%. Each promissory note shall mature at such time as National's corresponding debenture, note or other debt issue matures.

               3. It is agreed that if a default occurs with respect to the punctual payment of any principal or interest due under this, or any other agreement or note of Distribution Corporation, or if Distribution Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt, or if there is commenced against Distribution Corporation any such proceeding, then the entire amount of the principal and interest on all of the notes issued under this Agreement may be declared by National to be forthwith due and payable.

               4. If the debentures, notes or other debt issued by National, or the indenture, supplemental indenture or other documents governing the terms thereof, give National the right or obligation to early redeem all or part of said debentures, notes or other debt, and National exercises that right or obligation in whole or in part, prior to their maturity, or if National tenders for or otherwise discharges such debentures, notes or other debt prior to their maturity, or modifies the terms thereof, then Distribution Corporation shall prepay to National a principal amount of the note or notes issued hereunder as shall equal the principal amount of such debentures, notes or other debt of National that are early redeemed or discharged, together with accrued interest on the prepaid principal amount of National's debentures, notes or other debt, together with the premium, if any, that is paid in connection with any such redemption or discharge, and together with unrecovered (unamortized) debt issuance discounts and costs, or Distribution Corporation shall agree to make payments to National in accordance with such modified terms, as the case may be.

               5. This Agreement shall become effective when approvals have been obtained from the regulatory commissions having jurisdiction over this Agreement.

                                                           SCHEDULE H
                                                           Sheet 2 of 5



               6. This Agreement shall be binding upon the successors and assigns of the parties hereto. This Agreement shall be construed and enforced under and in accordance with the laws of the state of New York. This Agreement may be executed in counterparts, each one of which, when fully executed, shall be deemed to have the same dignity, force and effect as the original.

               IN WITNESS WHEREOF, the parties hereto have caused their authorized officers to execute this Agreement and to have their corporate seals affixed and attested the day and year first above written.


          ATTEST:                       NATIONAL FUEL GAS COMPANY





          ----------------------        ----------------------------
                Secretary                         President




          ATTEST:                       NATIONAL FUEL GAS DISTRIBUTION
                                                  CORPORATION



          ---------------------         -------------------------------
                Secretary                          President

                                                           SCHEDULE H
                                                           Sheet 3 of 5



                          Distribution Corporation Note No.



          $                             ,

               For value received, the undersigned NATIONAL FUEL GAS DISTRIBUTION CORPORATION, a New York corporation (hereinafter called "Distribution Corporation"), hereby promises to pay on or
          before                 to NATIONAL FUEL GAS COMPANY, a New Jersey
          corporation (hereinafter called "National"), or to its order, at its offices, 10 Lafayette Square, Buffalo, New York, in lawful money of the United States, the principal sum of

                          ***                          ***

          and to pay interest on said principal sum or any unpaid balance thereof semiannually on the 1st day of ________________ and _____ in each year at said office, in like money, from the date hereof until this note shall become due or shall be paid in full at the rate of __ % per annum*.

               This note is one of the notes of Distribution Corporation mentioned in a Credit Agreement dated ______________ by and between Distribution Corporation and National providing for the issuance of promissory notes by Distribution Corporation to National to provide funds for Distribution Corporation as described in and subject to the terms of said Credit Agreement.

               Upon the occurrence of an event described in Paragraph 3 or 4 in said Credit Agreement, the principal of this note and the interest due thereon, or part thereof, may be declared by National to be forthwith due and payable, without necessity of demand, notice, presentment or protest.


                                        NATIONAL FUEL GAS DISTRIBUTION
                                                 CORPORATION


                                        ______________________________
                                                  President





                                        ______________________________
                                               Vice President and
                                                 Controller



          *Rate and maturity as provided
           in Paragraph 2 of Credit Agreement
           dated

                                                           SCHEDULE H
                                                           Sheet 4 of 5


                             FORM OF DERIVATIVE AGREEMENT


               THIS AGREEMENT ("Agreement") dated as of                ;
          is entered into by and between NATIONAL FUEL GAS COMPANY (hereinafter called "National"), a New Jersey corporation, and NATIONAL FUEL GAS DISTRIBUTION CORPORATION (hereinafter called "Distribution Corporation"), a New York corporation and a subsidiary of National.

                                 W I T N E S S E T H:

               1. If National from time-to-time enters into agreements concerning interest rate swaps, caps, collars, and/or floors (hereinafter called "derivative instruments"), with banks or other financial institutions (hereinafter called "counterparties") and Distribution Corporation desires to obtain the benefits and pay the costs thereof, this Agreement, together with any attachments as may be necessary to further describe the terms of such derivative instruments and the allocation of such costs and benefits, shall govern the terms of such arrangements.

               2.(a) If National desires to enter into, and Distribution Corporation desires to assume the costs and benefits of, an interest rate swap whereby National makes fixed rate payments to, and receives floating rate payments from, a counterparty, in lieu of: (i) National's issuance of long-term debt and liquidation of short-term debt, (ii) National's lending of the proceeds from such issuance of long-term debt to Distribution Corporation,
          (iii) Distribution Corporation's liquidation of short-term debt, and (iv) Distribution Corporation's issuance of a promissory note to National, National shall pay to Distribution Corporation any amounts received by National from the counterparty in connection with such swap, and Distribution Corporation shall pay to National any amounts that National must pay to the counterparty in connection with such swap.

               (b) If National desires to enter into, and Distribution Corporation desires to assume the costs and benefits of, agreements that provide for caps, collars or floors in connection with such swap, National shall pay to Distribution Corporation any amounts received by it from the counterparty in connection therewith, and Distribution Corporation shall pay to National any amounts that National must pay the counterparty in connection therewith.

               3. If transactions as are described in Paragraph 2 occur, Distribution Corporation shall continue to pay interest on its underlying short-term debt.

               4. (a) If National desires to enter into, and Distribution Corporation desires to assume the costs and benefits of, an interest rate swap whereby National makes floating rate payments to, and receives fixed rate payments from, a counterparty, in order to effectively convert, in whole or in part, National's existing fixed rate interest payments to floating rate payments, and likewise convert Distribution Corporation's payments pursuant to its promissory note to National, National shall pay to Distribution Corporation any amounts received by National from the counterparty pursuant to such swap, and Distribution Corporation shall pay to National any amounts that National must pay to the counterparty in connection with such swap.

               (b) If the payments under the interest rate swap are netted, National shall pay to Distribution Corporation, or Distribution Corporation shall pay to National any amount that National shall receive from or pay to the counterparty in connection with such swap, as the case may be. If National enters into agreements that provide for caps, collars or floors in connection with such swap, the provisions set forth in paragraph 2(b) concerning this matter shall apply.

                                                           SCHEDULE H
                                                           Sheet 5 of 5


               5. If National desires to enter into, and Distribution Corporation desires to assume the costs and benefits of, agreements that provide for caps, collars or floors in connection with existing floating rate medium-term notes or debentures or short-term debt of National, the proceeds of which have been loaned to Distribution Corporation, the provisions set forth in paragraph 2(b) shall apply.

               6. If National terminates or "unwinds" one of the above-described derivative instruments, and either makes or receives payments, or assumes or receives other obligations or benefits in connection therewith, National shall pay to Distribution Corporation any such receipts, and Distribution Corporation shall reimburse National for any payments National makes, and Distribution Corporation shall further assume any ongoing obligations and receive any ongoing benefits.

               7. National and Distribution Corporation shall net the above payments to the extent practicable.

               8. If Distribution Corporation defaults on its obligations hereunder, National shall have such remedies respecting Distribution Corporation as National's counterparty would have respecting National, if National made a similar default vis-a-vis the counterparty, without necessity of demand, notice, presentment or protest. Likewise, Distribution Corporation shall have similar remedies against National, should National default.

               9. This Agreement shall become effective when approvals have been obtained from the regulatory commissions having jurisdiction over this Agreement. This Agreement shall be subject to additional terms and conditions as may be set forth in the application-declaration on Form U-1 in SEC File 70-8541 as amended, which was filed by National, Distribution Corporation, and certain other subsidiaries of National and in any subsequent application-declaration that may be filed in connection with the subject matter of this agreement, and in the order(s) that may be issued by the SEC in connection with either such application-declaration.

               10. This Agreement shall be binding upon the successors and assigns of the parties hereto. This Agreement shall be construed and enforced under and in accordance with the laws of the state of New York. This Agreement may be executed in counterparts, each one of which, when fully executed, shall be deemed to have the same dignity, force and effect as an original.

               IN WITNESS WHEREOF, the parties hereto have caused their authorized officers to execute this Agreement and to have their corporate seals affixed and attested the day and year first above written.


          ATTEST:                            NATIONAL FUEL GAS COMPANY



          ------------------------------     ------------------------------
                    Secretary                            President


          ATTEST:                            NATIONAL FUEL GAS DISTRIBUTION
                                                  CORPORATION



          ------------------------------     ------------------------------
                    Secretary                            President

                                                           SCHEDULE I
                                                           Sheet 1 of 1


          The most current amendment to the Bylaws of National Fuel Gas Distribution Corporation occurred on December 16, 1994. This amendment was filed in the previous financing petition (Case No. 95G0090).

                                                           SCHEDULE J
                                                           Sheet 1 of 1



               An Application-Declaration of Form U-1 filed with the

          Securities and Exchange Commission by National Fuel Gas Company,

          and certain of its subsidiaries, including National Fuel Gas

          Distribution Corporation, as amended, was included with Case No.

          95-G-0090 (SEC File No. 70-8541).  Such documents, as well as subsequent amendments, notices and orders in that file, are part of this Schedule, and are incorporated herein by reference.